Exhibit 10.1

REAL ESTATE SALE AGREEMENT

BY AND BETWEEN

EQC 600 WEST CHICAGO PROPERTY LLC,
 a Delaware limited liability company

and

EQC OPERATING TRUST,
a Maryland real estate investment trust

AND

CHICAGO KINGSBURY, LLC,
a Delaware limited liability company

PROPERTY NAME:

600 W. CHICAGO AVENUE

900 N. KINGSBURY STREET

950 N. KINGSBURY STREET

811 N. LARRABEE STREET

LOCATION: CHICAGO, IL

EFFECTIVE DATE: January 22, 2018

TABLE OF CONTENTS

1.	PURCHASE AND SALE OF PROPERTY		1

2.	PURCHASE PRICE		2

	2.1	Purchase Price	2

	2.2	Earnest Money	2

	2.3	Independent Consideration	2

3.	DUE DILIGENCE MATERIALS AND Title and Survey Matters		2

	3.1	New Exception	2

	3.2	Certain Definitions	3

4.	CLOSING		4

	4.1	Sellers’ Closing Deliveries	4

	4.2	Purchaser’s Closing Deliveries	5

	4.3	Closing Prorations and Adjustments	6

	4.4	Tenant Reimbursements	10

	4.5	Reservation of Rights to Contest	11

	4.6	Transaction Costs	12

	4.7	Reprorations	12

5.	DAMAGE/DESTRUCTION OR CONDEMNATION PRIOR TO CLOSING		12

6.	BROKERAGE		13

7.	DEFAULT AND REMEDIES		13

	7.1	Pre-Closing Purchaser’s Remedies	13

	7.2	Pre-Closing Seller’s Remedies	13

	7.3	Post-Closing Remedies	14

8.	CONDITIONS PRECEDENT		14

	8.1	Estoppel Certificates	14

	8.2	Subordination, Non-Disturbance and Attornment Agreements	14

	8.3	Property Estoppels	14

	8.4	Owner Title Policy	14

	8.5	Accuracy of Purchaser’ Representations and Warranties	14

	8.6	Accuracy of Sellers’ Representations and Warranties	14

9.	REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF SELLER AND PURCHASER		15

	9.1	Sellers’ Representations and Warranties	15

	9.2	Purchaser’s Representations and Warranties	18

	9.3	Survival	20

	9.4	Must-Take Agreements	20

	9.5	Brokerage Commissions	21

	9.6	Seller Covenants	21

	9.7	Closing Conditions	22

10.	LIMITATION OF LIABILITY		23

11.	ESCROW		23

	11.1	Opening of Escrow	23

	11.2	Investment of Earnest Money	24

	11.3	Conflicting Demands	24

	11.4	Disputes	24

	11.5	Escrow Instructions	24

12.	MISCELLANEOUS		24

	12.1	Entire Agreement	24

	12.2	Modifications	25

	12.3	Time of Essence	25

	12.4	Governing Law	25

	12.5	Notices	25

	12.6	“AS IS” SALE	25

	12.7	TRIAL BY JURY; RESCISSION	28

	12.8	Reports	28

	12.9	Reporting Person	28

	12.10	Section 1031 Exchange	28

	12.11	Press Releases	28

	12.12	Counterparts	29

	12.13	Construction	29

	12.14	Attorneys’ Fees	29

	12.15	No Memorandum of Agreement	29

	12.16	Severability	29

	12.17	Assignment	29

REAL ESTATE SALE AGREEMENT

THIS REAL ESTATE SALE AGREEMENT (this “Agreement”) is made effective as of January 22, 2018 (the “Effective Date”), by and between EQC 600 WEST CHICAGO PROPERTY LLC, a Delaware limited liability company (“EQC 600”) and EQC OPERATING TRUST, a Maryland real estate investment trust (“EQC Trust”, EQC 600 and EQC Trust, each a “Seller” and collectively, “Sellers”), and CHICAGO KINGSBURY, LLC, a Delaware limited liability company (“Purchaser”).

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.                                      PURCHASE AND SALE OF PROPERTY.  Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Sellers and Sellers shall sell to Purchaser certain parcels of real estate owned by the parties set forth on Exhibits A-1 and A-2 attached hereto (each a “Real Property” and together the “Real Properties”), together with: (a) all buildings, structures, and improvements owned by Sellers and located on the Real Property (the “Improvements”); (b) any and all of Sellers’ easements, benefits, rights, interests and privileges appertaining to the Real Properties or Improvements, including, without limitation, all right, title and interest of Sellers in, to and under (1) the Declaration (as defined in that certain letter of even date herewith from Sellers to Purchaser and countersigned by Purchaser (the “Company Disclosure Letter”)), and (2) the Larrabee Garage Declaration (as defined in the Company Disclosure Letter); (c) all right, title and interest of Sellers in and to all leases, subleases, licenses, concessions, occupancy agreements and other agreements affecting the Real Properties or any part thereof (“Leases”) which are in effect as of the Closing Date (the “Assignable Leases”) (a list of the tenants under the Leases in effect as of the Effective Date is attached as Exhibit B-1 to the Company Disclosure Letter), including the right to all security deposits and other amounts and instruments deposited pursuant to the terms of the Assignable Leases (a list of the security deposits and other amounts and instruments held by Sellers under the Leases is attached as Exhibit B-2 to the Company Disclosure Letter (the “Security Deposits”)); (d) all furniture, furnishings, fixtures, equipment, machinery, supplies and other tangible personal property owned by Sellers, located on the Real Properties and used solely in connection therewith including, without limitation, any logos, designs, internet domain names, websites, social media accounts and telephone exchange numbers but specifically excluding (i) any and all computer hardware and software, (ii) any item containing a logo, name or mark identifying Sellers or Sellers’ Affiliates (as defined in Section 10 below) and (iii) the items set forth on Exhibit B-3 (the “Tangible Personal Property”); (e) to the extent assignable, all right, title and interest of Sellers in and to (1) any and all licenses, permits and other written authorizations consents, variances, waivers, approvals and the like from any Governmental Authority(as defined in Section 9.1 below) or quasi-governmental entity or instrumentality affecting the ownership, operation or maintenance of the Property and the Garage Conversion (as defined in the Company Disclosure Letter) (the “Licenses and Permits”), (2) any plans and specifications and (3) any guaranties and warranties, to the extent that the foregoing are owned by Seller (the “Warranties”); (f) all right, title and interest of Sellers under any maintenance, service, advertising, utility and other contracts with respect to the operation of the Real Property and Improvements (“Service Contracts”), and which are in effect as of the Closing Date (but excluding (i) Service Contracts designated as “National” or “Regional”, (ii) Service Contracts which are not freely assignable, (iii) property management agreements and leasing brokerage agreements, including without limitation, the Brokerage Agreements, and (iv) those Service Contracts listed on Exhibit C-3 of the Company Disclosure Letter (the “Declined Service Contracts”)) (“Assignable Service Contracts”) (a list of Service Contracts in effect as of the Effective Date are attached as Exhibits C-1 and C-2 of the Company Disclosure Letter); and (g) all right, title and interest of Sellers under any contracts for work or improvements at the Property (“Construction Contracts”), and which are in effect as of the Closing Date (but excluding Construction Contracts which are not freely assignable) to the extent that

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work thereunder is not completed as of the Closing Date (“Assignable Construction Contracts”) (lists of Construction Contracts in effect as of the Effective Date are attached as Exhibits D-1 and D-2 of the Company Disclosure Letter); all to the extent applicable to the period from and after the Closing Date (as defined in Section 4 below) (except as expressly set forth to the contrary in this Agreement.  Items (a) through (g) above, together with the Real Property, are collectively referred to in this Agreement as the “Property”; provided, however, the term “Property” expressly excludes all property owned by property associations or tenants or other users or occupants of the Property, all rights with respect to any refund of taxes applicable to any period prior to the Closing Date, all rights to any insurance proceeds or settlements for events occurring prior to Closing and all property in the management offices of the Property owned by the Property Manager (as defined in Section 4.1 below).

2.                                      PURCHASE PRICE.

2.1                               Purchase Price. The total consideration to be paid by Purchaser to Sellers for the Property is FIVE HUNDRED TEN MILLION AND NO/100 DOLLARS ($510,000,000.00) (the “Purchase Price”).  The Purchase Price shall be allocated as set forth on Exhibit E of the Company Disclosure Letter.  At Closing, Purchaser shall pay to Sellers the Purchase Price, plus or minus the prorations described in this Agreement (such amount, as adjusted, being referred to as the “Cash Balance”).  Purchaser shall pay the Cash Balance by federal funds wire transferred to an account designated by Sellers in writing.

2.2                               Earnest Money. Within three (3) Business Days after execution of this Agreement, Purchaser shall deposit the sum of TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) (together with all interest earned thereon, the “Earnest Money”) into a strict joint order escrow, and invested in an interest-bearing account, with the title company identified in the Company Disclosure Letter (the “Title Company”).  Except as otherwise set forth in this Agreement, the Earnest Money shall be non-refundable and shall be applicable to the Purchase Price at Closing.  The Earnest Money shall be held by the Title Company in strict accordance with the terms and provisions of this Agreement.

2.3                               Independent Consideration.  As independent consideration for this Agreement, Purchaser and Seller agree that if this Agreement is terminated for any reason other than a Seller default, then Seller shall be entitled to receive ONE HUNDRED AND 00/100 DOLLARS ($100.00) of the Earnest Money as consideration for this Agreement (the “Independent Consideration”).  If this Agreement is terminated for any reason other than a Seller default, the Title Company shall immediately, and without further instruction, disburse such sum to Seller from the Earnest Money prior to returning the remaining amount of the Earnest Money to Purchaser, unless Purchaser is not entitled to the return of the Earnest Money pursuant to the provisions of this Agreement.  Except with respect to a termination due to a Seller default, any reference to the return of the Earnest Money to Purchaser pursuant to this Agreement, shall mean the Earnest Money, less the Independent Consideration, which shall be disbursed to Seller.

3.                                      DUE DILIGENCE MATERIALS AND TITLE AND SURVEY MATTERS.

3.1                               New Exception.  If, after the Effective Date, there is an update of the Title Commitment (defined below) or Survey (as defined in the Company Disclosure Letter) which first discloses an exception other than those existing in the Title Commitment or Survey, arising after the Effective Date (a “New Exception”), then, except to the extent that such New Exception is a Permitted Exception (as defined in Section 3.2 below) (except it is expressly agreed that Purchaser may object to a New Exception that is a Permitted Exception under numbers 7 (if created by Seller), 8 and 9 listed on Exhibit F-2 to the Company Disclosure Letter, unless such

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New Exception is caused by or through Purchaser or does not materially and adversely affect Purchaser or the Property), Purchaser shall have the right to deliver a notice to Sellers (a “Title Notice”) objecting to such New Exception within three (3) Business Days after delivery to Purchaser of the updated Title Commitment or Survey that discloses the New Exception, and, unless such New Exception constitutes a Mandatory Cure Matter (as defined in Section 3.2 below), Sellers shall have the right for a period of three (3) Business Days after delivery of Purchaser’s Title Notice to Sellers (“Seller Response Period”) to provide written notice to Purchaser (“Sellers’ Response”) specifying whether or not Sellers elect, by the Closing Date, to cause Title Insurer (as defined in Section 3.2 below) to remove or endorse over any New Exception raised in Purchaser’s Title Notice, it being understood that, except for the Mandatory Cure Matters (as hereinafter defined), which Sellers shall be obligated to cure (or to cause to be cured) on or before the Closing, Sellers may, but shall not be required to, cause Title Insurer to remove or endorse over any New Exception raised in Purchaser’s Title Notice.  If Sellers fail to provide Sellers’ Response within the Seller Response Period, Sellers will be deemed to have elected not to cause Title Insurer to remove or endorse over any such New Exception.  If Sellers elect, or are deemed to have elected, not to cause Title Insurer to remove or endorse over one or more matters or exceptions to which Purchaser has objected in its Title Notice, then on or prior to the date that is three (3) Business Days after the expiration of the Seller Response Period, Purchaser shall deliver to Sellers written notice that Purchaser has elected to either (1) waive the matters or exceptions which Sellers have elected, or been deemed to have elected, not to cause Title Insurer to remove or endorse over (in which event such matters or exceptions shall be Permitted Exceptions and Purchaser will close in accordance with the terms of this Agreement), or (2) terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser, at which time this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.  Further, if Sellers elect to cause Title Insurer to remove or endorse over any matters or exceptions and fails to do so on or before the Closing Date (provided that Seller may extend the Closing Date for such period as shall be reasonably required to cause Title Insurer to remove or endorse over such matters and exceptions (but not exceeding thirty (30) days)), Purchaser shall have the option, as its sole and exclusive remedy, to either (i) waive the unsatisfied objections (in which event such matters or exceptions shall be Permitted Exceptions) and close, or (ii) terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser, at which time this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.  If Purchaser fails to timely deliver a Title Notice with respect to any New Exception, then, except for any Mandatory Cure Matter, such New Exception shall be deemed to be a Permitted Exception.

3.2                               Certain Definitions.  For purposes of this Agreement, the term “Title Commitment” shall mean the commitment for a 2006 ALTA owner’s title insurance policy issued by the Title Company (in its capacity as title insurer, “Title Insurer”) and attached to the Company Disclosure Letter as Exhibit F-3; the term “Title Proforma” shall mean the form of proforma 2006 ALTA owner’s policy of title insurance attached as Exhibit S to the Company Disclosure Letter; the term “Permitted Exceptions” shall mean those items set forth on Exhibit F-2 of the Company Disclosure Letter and incorporated herein, and any other matters as agreed to by Sellers and Purchaser in accordance with Section 3.1 above; and the term “Mandatory Cure Matter” shall mean any of the following: (i) any mortgage lien assumed or created by, through or under any Seller, (ii) any mechanics’ lien or materialmen’s lien resulting from work performed for any Seller (but expressly excluding work performed by or for any tenant), and (iii) any judgment lien, tax lien (other than taxes not yet due and payable) or other lien securing a

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monetary amount, assumed or created by, through or under any Seller.  Each Mandatory Cure Matter may be removed by endorsement or the payment of a liquidated sum of money and Seller may use a portion of the Purchase Price to affect such cure at the Closing.  For the avoidance of doubt, in no event shall any Mandatory Cure Matter constitute a Permitted Exception.  If Purchaser elects, in its sole and absolute discretion, to obtain a new survey or an update to the Survey (a “New Survey”), the same shall be at Purchaser’s sole cost and expense.

4.                                      CLOSING.  The payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of the transaction contemplated by this Agreement (the “Closing”) shall occur on February 21, 2018 or such other date as mutually agreed to by Sellers and Purchaser (such date, as the same may be extended pursuant to the terms of this Agreement, is referred to herein as the “Closing Date”), through escrow at the Title Company.  Provided that Purchaser is not in default hereunder, if Purchaser’s lender will not be prepared to close on the originally scheduled Closing Date, then Purchaser shall have the right to extend the originally scheduled Closing Date for up to fifteen (15) days (the “First Closing Extension”) by written notice of Purchaser’s election to extend delivered to Sellers prior to 5:00 p.m. Chicago time on the date that is three (3) Business Days before the originally scheduled Closing Date (the “First Closing Extension Deadline”), which written notice shall (i) include the new Closing Date to which Closing is being extended and (ii) be effective to extend the Closing only if Sellers receive prior to the First Closing Extension Deadline evidence that Purchaser has delivered to Title Company the sum of Two Million and No/100 Dollars ($2,000,000.00) to be held and applied as Earnest Money (for clarification, the aggregate Earnest Money deposit following Purchaser’s exercise of its First Closing Extension right shall be Fourteen Million and No/100 Dollars ($14,000,000.00)).  Provided that Purchaser is not in default hereunder and that Purchaser shall have exercised its First Closing Extension, if Purchaser’s lender will not be prepared to close on the Closing Date as extended by the First Closing Extension, then Purchaser shall have the right to extend the Closing Date as extended by the First Closing Extension for up to an additional fifteen (15) days (the “Second Closing Extension”; the fifteen (15) day extensions pursuant to the First Closing Extension and the Second Closing Extension are each referred to as a “Closing Extension Period”) by written notice of Purchaser’s election to extend delivered to Sellers prior to 5:00 p.m. Chicago time on the date that is three (3) Business Days before the Closing Date as extended by the First Closing Extension (the “Second Closing Extension Deadline”), which written notice shall (i) include the new Closing Date to which Closing is being extended and (ii) be effective to extend the Closing only if Sellers receive prior to the Second Closing Extension Deadline evidence that Purchaser has delivered to Title Company the sum of Two Million and No/100 Dollars ($2,000,000.00) to be held and applied as Earnest Money (for clarification, the aggregate Earnest Money deposit following Purchaser’s exercise of its Second Closing Extension right shall be Sixteen Million and No/100 Dollars ($16,000,000.00)).  If the date for Closing provided above falls on a day which is not a Business Day, then the Closing Date will be the next Business Day.

4.1                               Sellers’ Closing Deliveries.  At Closing, each Seller shall execute (as necessary) and deliver to Purchaser (either through escrow or as otherwise provided below) each of the documents described below (with respect to each Real Property owned by it): (i) one original special warranty deed in form attached hereto as Exhibit F-1 and otherwise acceptable to Title Insurer, subject only to the Permitted Exceptions; (ii) two original counterparts of a bill of sale and assignment and assumption of Assignable Leases, Taken Service Contracts (as defined in the Company Disclosure Letter) and Assignable Construction Contracts as to the applicable Real Property in the form attached hereto as Exhibit G (the “Bill of Sale and General Assignment”); (iii) one original notice letter to each of the tenants as to the applicable Real Property, substantially in the form attached hereto as Exhibit H; (iv) one original notice letter to each vendor or contractor as to the applicable Real Property under an Assignable Service Contract or Assignable Construction Contracts, substantially in the form attached hereto as Exhibit I; (v) one original non-foreign affidavit, in the form attached hereto as Exhibit J; (vi) one counterpart of the

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Joint Closing Statement (as defined in Section 4.3 below); (vii) one counterpart of the final and agreed-upon closing statement prepared by the Title Company, in its capacity as escrow agent, “Escrow Agent” (the “Escrow Agent’s Closing Statement”); (viii) evidence of termination of all property management agreements, including without limitation (a) any existing master property management agreement with Equity Commonwealth Management LLC, a Delaware limited liability company (“EQC Management”) as to the applicable Real Property, and (b) any existing sub-management agreement with the property management company identified in the Company Disclosure Letter (“Property Manager”) as to the applicable Real Property; (ix) such transfer tax forms, prepared and submitted in electronic format using https://mytax.illinois.gov/MyDec, as are required by law as to the applicable Real Property, if any (the “Transfer Declarations”); (x) to the extent assignable, assignments of such Sellers’ rights to any security deposit that is not in the form of cash; (xi) a release letter of certificate from each of (a) the Illinois Department of Revenue stating that no assessed but unpaid tax penalties or interest are due under Section 9-902(d) of the Illinois Income Tax Act, as amended, or 35 ILCS 120/5j of the Illinois Compiled Statues, as amended; (b) from the Chicago Department of Revenue stating that no assessed but unpaid tax penalties or interest are due under Section 3-4-140 of the Chicago Uniform Revenue Procedures Ordinance, as amended; and (c) from the Cook County Department of Revenue stating that no assessed but unpaid tax penalties or interest are due under Article XI of the Cook County, Illinois Revenue Ordinance, as amended; or in the absence of any such letters, an indemnity agreement in the form attached hereto as Exhibit Q, executed by Seller; and (xii) a certificate from the City of Chicago Department of Water Management stating that a final reading of the water meter at the Property has been made and full payment of all outstanding charges have been received.  To the extent any Construction Contract is not assignable and the work thereunder is not completed by the Closing Date, the parties shall in good faith attempt to agree upon a delegation or other transfer of duties and rights thereunder which comply with the terms and conditions of such Construction Contract.  The Joint Closing Statement and Escrow Agent’s Closing Statement may be signed in facsimile or PDF counterparts on the Closing Date.  To the extent available and applicable, each Seller shall deliver all of the original Leases, Taken Service Contracts (as defined in the Company Disclosure Letter), Assignable Construction Contracts, keys and electronic pass cards or devices to all entrance doors to, and equipment and utility rooms and vault boxes located in, the Property, plans and specifications, Licenses and Permits pertaining to such Sellers’ Real Property at the applicable Real Property.  To the extent required by Title Insurer to issue the Owner Title Policy (defined in Section 8.4 below), Seller agrees to deliver to Title Insurer such evidence of Sellers’ organization, power and authority and such other documents as the Title Insurer may reasonably require to issue the Owner Title Policy or to consummate the transactions contemplated under this Agreement or the documents to be executed and delivered by Sellers at Closing, including, without limitation, an ALTA Statement and GAP Indemnity in the forms attached to the Company Disclosure Letter as Exhibit T-1 and Exhibit T-2.

4.2                               Purchaser’s Closing Deliveries.  At Closing, Purchaser shall deliver or cause to be delivered to Sellers, (i) two original counterparts of each Bill of Sale and General Assignment, (ii) one counterpart of the Joint Closing Statement, (iii) one counterpart of the Escrow Agent’s Closing Statement, (iv) one counterpart of the Transfer Declarations (if any), and (v) the Cash Balance described in Section 2 above.  Further, Purchaser shall deliver to Title Insurer such evidence of Purchaser’s organization, power and authority as Title Insurer may reasonably request, together with such other documents as Title Insurer may reasonably require to issue the Owner Title Policy or to consummate the transactions contemplated under this Agreement or the documents to be executed and delivered by Purchaser at Closing.

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4.3                               Closing Prorations and Adjustments.  The provisions of this Section 4.3 shall survive the Closing.  Sellers shall prepare a statement of the prorations and adjustments required by this Agreement (the “Joint Closing Statement”) and submit it to Purchaser for approval at least three (3) Business Days prior to the Closing Date.  The items listed below are to be prorated or adjusted as of the close of business on the Closing Date (it being understood that, for purposes of prorations and adjustments, Sellers shall be deemed the owner of the Property on the day immediately preceding the Closing Date and Purchaser shall be deemed the owner of the Property as of the day of the Closing Date (the “Adjustment Date”); provided, however, that in the event any of the Leases provide that a tenant is to directly pay any of the expenses set forth below in this Section 4.3 to a third party other than a Seller, then such amount shall not be prorated).  The provisions of this Section 4.3 shall survive the Closing.

4.3.1                     Taxes.  Real estate taxes for the Property shall be prorated between Sellers and Purchaser on a cash basis, as of the Adjustment Date, for the total actual real estate taxes due and payable during the full year of Closing, regardless of the fact that such taxes are assessed for the prior calendar year (“Total Actual Tax Amount”). If the Total Actual Tax Amount for the year in which Closing occurs is not known as of the Closing Date, then such proration shall be based on 105% of the most recently ascertainable tax bill for the Property (“Total Estimated Tax Amount”).  The parties acknowledge that real estate taxes in Illinois are payable a year in arrears and there shall be no proration for any real estate taxes which are assessed for the year of Closing (and payable the next year).  At or prior to the Closing Date, Sellers shall have paid all real estate taxes for the Property due and payable during the year of Closing and prior years, which if not paid prior to the Closing Date would be delinquent (“Seller Tax Payment”).  Purchaser shall assume the payment obligation for all real estate taxes for the Property which first become delinquent after the Adjustment Date. At Closing, Sellers or Purchaser shall receive a credit, as applicable, equal to the difference between (i) the Total Actual Tax Amount or the Total Estimated Tax Amount, as applicable, divided by three hundred sixty-five (365) and multiplied by the number of days in the calendar year of Closing prior to the Adjustment Date, less (ii) if made, any Seller Tax Payment. If the parties use the most recently ascertainable tax bill for the purposes of calculating the proration hereunder, the parties shall re-prorate the taxes upon receipt of the final tax bills for the year of Closing, in accordance with Section 4.7 hereof.  After Closing, to the extent that a credit or refund of real estate taxes is due to the owner of the Property from the Cook County Treasurer, if and to the extent such payment has accrued during and attributable to the period prior to Closing Date, Sellers shall be entitled to such payment, and if and to the extent such payment has accrued during and attributable to the period after the Closing Date, Purchaser shall be entitled to such payment.  The costs associated with any contest of real estate taxes yielding a credit or refund shall be paid by the party receiving the benefit of such credit or refund (and if such is shared by Purchaser and Seller, the costs shall be shared ratably based on the amount of the credit or refund paid to each).

4.3.2                     Rent.  To the extent collected by Sellers prior to Closing, the “minimum” or “base” rent paid by tenants under the Assignable Leases for the calendar month in which the Closing occurs shall be prorated between Purchaser and Sellers on the basis of the number of days of such month the Property will have been owned by Purchaser and Sellers, respectively.  There shall be no proration of any rent which is delinquent as of the Closing Date.  Rent collected on or after the Closing Date shall be applied first to the month of Closing, then to any delinquency existing for the period thereafter and then to any delinquency for the period prior to Closing.  Purchaser shall cause any rent

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applicable to the period prior to Closing to be remitted to Sellers if, as, and when collected.  At Closing, Sellers shall deliver to Purchaser a schedule of all delinquent rent.  In the event any delinquent rent is omitted from such schedule, Sellers shall not be deemed to have waived their rights to such rent.  Purchaser shall include the amount of delinquent rent in the first bills thereafter submitted to the tenants in question after the Closing, and shall continue to do so for three (3) months thereafter.  Purchaser shall promptly deliver to Sellers a copy of each such bill submitted to tenants.  After such three (3) month period following Closing, provided Sellers have obtained Purchaser’s prior consent, which consent may be withheld in Purchaser’s sole and absolute discretion, Sellers may pursue remedies directly against delinquent tenants, but may not sue to evict or otherwise dispossess such tenants.  Any percentage rent collected in connection with any Assignable Leases shall not be prorated at Closing but shall be prorated after the applicable lease year is over and total revenues and breakpoint have been reconciled under the applicable Assignable Lease, with such revenues and breakpoint allocated evenly over the year in which Closing occurs on a daily basis and any amount payable from one party to the other shall be paid promptly after such reconciliation is required under the applicable Assignable Lease.

4.3.3                     Security Deposits.  Purchaser shall receive a credit at Closing in the amount of any cash security deposits set forth on Exhibit B-2 to the Company Disclosure Letter under the Assignable Leases.  In addition, Sellers shall use commercially reasonable efforts to assign (to the extent assignable) and deliver to Purchaser at Closing any and all letters of credit and other instruments held by Sellers as security deposits under Assignable Leases; provided, if such instrument is not assignable, then Sellers shall use commercially reasonable efforts to provide Purchaser at Closing a substitute instrument in favor of Purchaser and, unless and until such instrument is so assigned or a substitute instrument is so provided, Sellers shall hold such instrument in trust for Purchaser and shall draw upon such instrument and deliver the proceeds thereof to Purchaser as and when requested by Purchaser in writing, subject to the terms of the applicable Lease.

4.3.4                     Utilities.  Water, electric, telephone and all other utility and fuel charges, fuel on hand (at cost plus sales tax), and any other payments to utility companies shall be prorated.  If possible, utility prorations will be handled by final meter readings on the Closing Date.  If final readings are not possible, or if any such charges are not separately metered, such charges will be prorated on a daily basis based on the most recent period for which actual costs incurred are available.  Utility deposits shall be returned to Sellers.

4.3.5                     Service Contracts.  Amounts due and prepayments under Assignable Service Contracts (other than non-recurring, upfront payments by any vendor to any Seller) shall be prorated.

4.3.6                     Fees Payable.  Assignable license and permit fees, and similar fees and expenses of operation, including prepaid or accrued but unpaid assessments under declarations or easement agreements shall be prorated.

4.3.7                     Tenant Inducement Costs, Leasing Commissions and Construction Contracts.

4.3.7.1                                   Purchaser shall be responsible for the payment of all of the following Tenant Inducement Costs (as defined below):  (a) those specifically

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identified as Purchaser’s obligation on Exhibit K-1 of the Company Disclosure Letter; and (b) those set forth in a Lease existing as of the Effective Date which, pursuant to such Lease, do not relate to the current term of such Lease.  In addition, Purchaser shall reimburse Sellers for the amount that Sellers pay for any third-party legal services provided in connection with the negotiation and entering into of any new Lease, subject to the amounts set forth on Exhibit K-1 to the Company Disclosure Letter.

Sellers shall be responsible for the payment of those Tenant Inducement Costs specifically identified as Sellers’ obligations on Exhibit K-1 to the Company Disclosure Letter (the aggregate amount of which is estimated to be $17,433,849.68 as of February 12, 2018 and subject to change based on the actual Closing Date).

“Tenant Inducement Costs” means any amounts required under a Lease to be paid or credited by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs (other than those accruing as a result of a buyout option executed by Purchaser after the Closing Date, which buyout costs shall be Purchaser’s sole and exclusive responsibility), moving, design, refurbishment and club membership allowances, free rent, rent concessions or abatements of rent (with respect to the current term of any of the Leases).

If, as of the Closing Date, Sellers shall have paid or provided a credit to the tenant for any Tenant Inducement Costs for which Purchaser is responsible pursuant to this Section 4.3.7, Sellers shall be credited with an amount equal to such Tenant Inducement Costs.  If, as of the Closing Date, Sellers shall not have paid or provided a credit to the tenant for any Tenant Inducement Costs for which Sellers are responsible to have paid or provided a credit to the tenant prior to the Closing Date in accordance with the provisions of this Section 4.3.7, Purchaser shall be credited with an amount equal to such Tenant Inducement Costs and Purchaser shall assume the obligation to pay the same.

4.3.7.2                                   Leasing Commissions.  Purchaser shall be responsible for the payment of all of the following leasing commissions:  (a) those specifically identified as Purchaser’s obligation on Exhibit K-2 of the Company Disclosure Letter; (b) those which could become payable in connection with a Lease from and after the Closing Date, pursuant to the Brokerage Agreements (as defined in this Section 4.3.7.2), whether in connection with a renewal, extension, expansion, failure to exercise a cancellation option, “must take space” or otherwise, and (c) to the extent not described above, for any “Protected Tenant” as listed on Exhibit K-2 to the Company Disclosure Letter who enters into a lease following Closing, a commission to the listing broker under a Brokerage Agreement calculated in accordance with the formulae set forth on Exhibit K-2 of the Company Disclosure Letter.

Sellers shall be responsible for the payment of those leasing commissions specifically identified as Sellers’ obligations on Exhibit K-2 to the Company Disclosure Letter (the aggregate amount of which is estimated to be $207,145.48 as of February 12, 2018 and subject to change based on the actual Closing Date).

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“Brokerage Agreements” means those certain agreements described on Exhibit K-4 of the Company Disclosure Letter.

If, as of the Closing Date, Sellers shall have incurred any leasing commission for which Purchaser is responsible pursuant to this Section 4.3.7, Sellers shall be credited with an amount equal to such leasing commission.  If, as of the Closing Date, Sellers shall not have incurred any leasing commission for which Sellers are responsible to have paid prior to the Closing Date in accordance with the provisions of this Section 4.3.7, Purchaser shall be credited with an amount equal to such leasing commission and Purchaser shall assume the obligation to pay the same.

4.3.7.3                                   Construction Contracts.  Purchaser and Sellers shall each be responsible for the payment of amounts under Assignable Construction Contracts as designated on Exhibit K-3 of the Company Disclosure Letter (the aggregate amount of which is estimated to be $756,309.50 as of February 12, 2018 and subject to change based on the actual Closing Date).

If, as of the Closing Date, Sellers shall have incurred any costs under Assignable Construction Contracts for which Purchaser is responsible pursuant to this Section 4.3.7, Sellers shall be credited with an amount equal to such costs.  If, as of the Closing Date, Sellers shall not have incurred any costs under Assignable Construction Contracts for which Sellers are responsible in accordance with the provisions of this Section 4.3.7, Purchaser shall be credited with an amount equal to such costs and Purchaser shall assume the obligation to pay the same.

4.3.7.4                                   Cancellation Fee.  To the extent required on the Company Disclosure Letter, Sellers shall provide a credit to Purchaser at Closing for the payment of a cancellation fee as more particularly described in the Company Disclosure Letter.

4.3.7.5                                   Work Credit.  Sellers shall provide a credit to Purchaser at Closing in the amount of Four Million Eight Hundred Fifty-Nine Thousand Nine Hundred Forty-Two and No/100 Dollars ($4,859,942.00) for certain work at the Property as more particularly described in the Company Disclosure Letter.

4.3.7.6                                   Accrued Time Off.  Sellers shall provide a credit to Purchaser at Closing in the amount attributable to the value of certain employee accrued but unused sick and/or vacation leave or paid time off under the Master Services Agreement (as defined in the Company Disclosure Letter) and the Taken Service Contracts (as defined in the Company Disclosure Letter) through the Closing Date as more particularly described in the Company Disclosure Letter.

4.3.7.7                                   Declaration Costs.  All costs and expenses and amounts paid or payable under the Declaration and the Larrabee Garage Declaration shall be prorated through the Adjustment Date.  If invoices for any of such charges or expenses through the Adjustment Date are unavailable on the Closing Date, Sellers and Purchaser agree to rely on estimates based on the best information available.  Sellers shall be responsible for paying the amounts accruing prior to

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the Adjustment Date and the Purchaser shall be responsible for the payment of all amounts accruing after the Adjustment Date.

If any item of income or expense set forth in this Section 4.3 is based on an estimate or is to be determined after Closing, then Sellers and Purchaser shall make, and each shall be entitled to, an appropriate reproration to each such item promptly when accurate information becomes available.  Any amounts due from one party to the other as a result of such reproration shall be paid promptly in cash to the party entitled thereto.  Sellers and Purchaser hereby covenant and agree to make available to each other for review such records as are necessary to complete such reprorations.  The provisions of this Section 4.3 shall survive the Closing.

4.4                               Tenant Reimbursements.  Tenants under the Leases are currently paying Sellers certain amounts (referred to herein as “Tenant Reimbursements”) based on Sellers’ estimates for real estate taxes and assessments, common area maintenance, operating expenses and similar expenses of Sellers (collectively, “Seller Expenses”).

4.4.1                     For the Calendar Year of the Closing.  To the extent collected by Sellers prior to Closing, Tenant Reimbursements paid by tenants under the Assignable Leases for the calendar month in which the Closing occurs shall be prorated between Purchaser and Sellers based on the number of days of such month the Property will have been owned by Purchaser and Sellers, respectively.  There shall be no proration of such Tenant Reimbursements which are delinquent as of Closing.  Tenant Reimbursements collected on or after the Closing Date shall be applied to such period as the tenant may direct, or if there is no such direction, first to the month of Closing, then to any delinquency existing for the period thereafter and then to any delinquency for the period prior to Closing.  Purchaser shall cause any Tenant Reimbursements applicable to the period prior to Closing to be remitted to Sellers if, as, and when collected.  At Closing, Sellers shall deliver to Purchaser a schedule of all delinquent Tenant Reimbursements.  In the event any delinquent Tenant Reimbursements are omitted from such schedule, Sellers shall not be deemed to have waived their rights to such amounts.  Purchaser shall include the amount of delinquent Tenant Reimbursements in the first bills thereafter submitted to the tenants in question after the Closing, and shall continue to do so for three (3) months thereafter.  Purchaser shall promptly deliver to Sellers a copy of each such bill submitted to tenants.  After such three (3) month period, Sellers may pursue remedies directly against delinquent tenants, but may not sue to evict or otherwise dispossess such tenants.

Not later than ninety (90) days after the end of the calendar year in which Closing occurs, Purchaser shall determine the Tenant Reimbursements paid to Sellers by tenants and Seller Expenses for the portion of the calendar year in which the Closing occurs that Sellers owned the Property.   Sellers shall provide to Purchaser the information necessary to make such determination.  If the amount of Tenant Reimbursements collected by Sellers for such year is less than the amount of Seller Expenses for such year, then Purchaser shall promptly remit the difference to Sellers.  If the amount of Tenant Reimbursements collected by Sellers for the calendar year in which the Closing occurs exceeds the amount of Seller Expenses paid by Sellers for such year, then Sellers shall remit such excess amounts to Purchaser.  Upon receipt of such excess amounts, Purchaser shall be thereafter obligated to promptly remit the applicable portion to the particular tenants entitled thereto.  Purchaser shall indemnify, defend and hold Sellers and Sellers’ Affiliates harmless from and against any losses, claims, damages and liabilities, including, without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith, arising out of or resulting from Purchaser’s failure to remit any

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amounts actually received from Sellers to tenants in accordance with the provisions hereof.  The provisions of this Section 4.4.1 shall survive Closing.

4.4.2                     For Prior Calendar Years.  Sellers shall be responsible for the reconciliation with tenants of Tenant Reimbursements and Seller Expenses for any calendar year prior to that in which the Closing occurs.  To the extent any reconciliation are not completed as of Closing, if the amount of Tenant Reimbursements collected by Sellers for such prior years is less than the amount of Seller Expenses for such period, then Sellers shall be entitled to bill such tenants and retain any such amounts due from tenants.  If the amount of Tenant Reimbursements collected by Sellers for such prior calendar year exceeds the amount of Seller Expenses with respect to such period, then, to the extent required under the terms of the Leases, Sellers shall remit such excess amounts to the applicable tenants.  In connection with the foregoing, Sellers shall be permitted to make and retain copies of all Leases and all billings concerning Tenant Reimbursements for such prior years, and Purchaser covenants and agrees to provide Sellers with reasonable access to the books and records pertaining to such Tenant Reimbursements, and to otherwise cooperate with Sellers (at no cost to Purchaser) for the purpose of enabling Sellers to adequately respond to any claim by tenants for reimbursement of Tenant Reimbursements previously paid by such tenants.  The provisions of this Section 4.4.2 shall survive the Closing.

4.4.3                     Other Costs.  Notwithstanding the foregoing, if a tenant makes a payment to either Purchaser or a Seller with respect to any other amount owed to a Seller (for example reimbursement for a tenant improvement overrun) such amount shall be for the account of Sellers and if collected by Purchaser, shall be promptly paid to Sellers.  In addition, if Sellers bill certain amounts to a tenant in arrears (for example, reimbursement by a tenant for certain utility costs incurred by Sellers or charges for specific services provided by Sellers), at Sellers’ written request, Purchaser shall include the amount of any such arrearages in the first bills thereafter submitted to the tenants in question after the Closing, and shall continue to do so for three (3) months thereafter.  Purchaser shall promptly deliver to Sellers a copy of each such bill submitted to tenants.  If a tenant makes a payment to either Purchaser or Sellers with respect to any such arrearage owed to Sellers, such amount shall be for the account of Sellers and, if collected by Purchaser, shall be promptly paid to Sellers.  After such three (3) month period, Sellers may pursue remedies directly against delinquent tenants for such arrearages, but may not sue to evict or otherwise dispossess such tenants.  The provisions of this Section 4.4.3 shall survive the Closing.

4.4.4                     Rent Paid in Arrears.  For any tenant or other user of the Property that makes rent payments in arrears pursuant to such tenant’s or user’s lease or other agreement with a Seller (including, without limitation, any parking garage operator, if applicable).  Purchaser agrees that upon Purchaser’s receipt of any rent payment from any such tenant or other user that is for any period of time prior to the Closing Date, Purchaser shall promptly pay to Sellers the portion of such payment that applies to the period of time prior to the Closing Date.  The provisions of this Section 4.4.4 shall survive the Closing.

4.5                               Reservation of Rights to Contest.  Notwithstanding anything to the contrary contained in this Agreement, Sellers reserve the right to meet with governmental officials and to contest any reassessment or assessment of the Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid or to obtain a reduction of any assessment

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applicable to the period prior to Closing.  In connection with any refund received by Purchaser or Sellers applicable to a fiscal tax year in which Closing occurs, Sellers shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date.

4.6                               Transaction Costs.  Except as otherwise specifically set forth in this Agreement, the closing costs and other costs incurred in connection with the transactions contemplated by this Agreement shall be paid as follows:  (a) Sellers shall pay for (i) the premium for issuing the Owner Title Policy, with extended coverage, (ii) any additional premiums chargeable for any endorsements to the Owner Title Policy, requested by Seller, to insure over any matter properly objected to by Purchaser and for which Seller provided Purchaser assurances, (iii) one-half (½) of all escrow fees payable to Escrow Agent, (iv) all transfer taxes, sales taxes and similar charges, if any, imposed by Cook County and the State of Illinois which are applicable to the transfer of the Property to Purchaser and, if applicable, the transfer tax imposed upon the Sellers’ by City of Chicago ordinance and known as the “C.T.A. portion” (currently $1.50/$500 of consideration), (v) all recording and filing charges in connection with the instruments by which Sellers convey the Property (vi) all costs of the Survey, and (vii) the commission due Sellers’ Broker; and (b) Purchaser shall pay for (i) all premiums and charges of the Title Company for any and all endorsements to the Owner’s Title Policy requested by Purchaser, (ii) one-half (½) of all escrow fees payable to Escrow Agent, (iii) if applicable, the transfer tax imposed upon the Purchaser by City of Chicago ordinance (currently $3.75/$500 of consideration), and (iv) all costs of the New Survey (but only if the Closing occurs).  Sellers and Purchaser shall be responsible for the fees of their respective attorneys.

4.7                               Reprorations.  Notwithstanding anything contained herein to the contrary, all reprorations contemplated by this Agreement shall be completed on or prior to the later of (i) the one (1) year anniversary of Closing, or (ii) April 1, 2019 (such later date, the “Reproration Date”) (subject to extension solely as necessary due to the unavailability of final information, but in no event to exceed six (6) months after the Reproration Date).  The provisions of this Section 4.7 shall survive the Closing.

5.                                      DAMAGE/DESTRUCTION OR CONDEMNATION PRIOR TO CLOSING.  If, prior to Closing, the Property, or any part thereof shall be condemned, destroyed, or damaged by fire or other casualty, Sellers shall promptly so notify Purchaser.  In the event of a Material Loss (as hereinafter defined), either Sellers or Purchaser shall have the option to terminate this Agreement by giving notice to the other party within thirty (30) days of the date Sellers provide notice to Purchaser of the Material Loss (but no later than the Closing).  If either (x) the condemnation, destruction or damage does not result in a Material Loss or (y) the condemnation, destruction or damage does result in a Material Loss and neither Sellers nor Purchaser provides notice to the other party within such thirty (30) day period of its election to terminate this Agreement, then Sellers and Purchaser shall consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or damage.  If the transaction contemplated by this Agreement is consummated, then (i) in the case of a condemnation, Purchaser shall be entitled to receive any condemnation proceeds (ii) in the case of a casualty, Purchaser shall be entitled to receive (A) any proceeds of insurance under any policy(ies) of insurance applicable to the destruction or damage of the Property, (B) the amount of any deductible, and (C) any remaining cost to repair not covered by Sellers’ insurance (if any); all net of repair costs incurred by Sellers, and (iii) Sellers shall, at Closing, execute and deliver to Purchaser all customary proofs of loss and other similar items.  In addition, in the event Closing occurs, Purchaser shall deliver to Sellers at Closing a release in form reasonably satisfactory to Sellers and Purchaser whereby Purchaser releases Sellers from all ongoing liability and/or claims in connection with such condemnation or casualty conditioned upon Purchaser’s receipt of the items set forth in (i) and/or (ii) above, as applicable.  If either party elects to terminate this Agreement in accordance with this Section 5, the Earnest Money shall be returned to Purchaser, at which time this Agreement shall, without further action of the parties, terminate and

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become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.  For purposes of this Section 5, (a) a “Material Loss” means condemnation, damage or destruction that is reasonably estimated by Seller’s insurer or appraiser to cost or be valued (as the case may be) at more than the Loss Threshold (as applicable to the terminating party) as to the Property or any portion thereof; (b) “Loss Threshold” means Two Million and No/100 Dollars ($2,000,000.00) as to the Purchaser and Eight Million and No/100 Dollars ($8,000,000.00) as to the Seller.

6.                                      BROKERAGE.  Sellers agree to pay (pursuant to a separate agreement) upon Closing (but not otherwise) and, upon receipt by Sellers of an invoice, a W-9, a lien waiver and any other items required by the Title Insurer, a brokerage commission due to the Brokerage Company identified in the Company Disclosure Letter.  Sellers and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all other brokers and finders claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, attorneys’ fees and expenses incurred by the indemnified party in connection with such claim.

7.                                      DEFAULT AND REMEDIES.

7.1                               Pre-Closing Purchaser’s Remedies.  Notwithstanding anything to the contrary contained in this Agreement, if Closing does not occur due to a Seller default, then, as Purchaser’s sole and exclusive remedy hereunder and at Purchaser’s option, either (a) the Earnest Money shall be returned to Purchaser and Purchaser shall be entitled to reimbursement of all of Purchaser’s actual third-party out-of-pocket costs and expenses incurred by Purchaser in connection with this Agreement up to, but not in excess of, Four Hundred Thousand and No/100 Dollars ($400,000.00), upon payment of which by Sellers to Purchaser, this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement, or (b) upon written notice to Sellers not more than thirty (30) days after Purchaser becomes aware of such default, and provided an action is filed within forty-five (45) days thereafter, Purchaser may seek specific performance of this Agreement, provided that if the remedy of specific performance is unavailable to Purchaser following a default by Seller hereunder, then Purchaser may pursue any and all remedies available at law or in equity.  Purchaser’s failure to seek remedies under clause (b) as aforesaid shall constitute its election to proceed under clause (a) above.

7.2                               Pre-Closing Seller’s Remedies.  PURCHASER AND SELLERS ACKNOWLEDGE THAT IT WOULD BE EXTREMELY IMPRACTICAL AND DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLERS IF PURCHASER FAILS TO CONSUMMATE THE PURCHASE AND SALE CONTEMPLATED HEREIN FOR ANY REASON OTHER THAN SELLERS’ DEFAULT HEREUNDER OR THE FAILURE OF A CONDITION PRECEDENT TO PURCHASER’S OBLIGATION TO CLOSE HEREUNDER.  PURCHASER AND SELLERS HAVE CONSIDERED CAREFULLY THE LOSS TO SELLERS OCCASIONED BY TAKING THE PROPERTY OFF THE MARKET AS A CONSEQUENCE OF THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT, THE EXPENSES OF SELLERS INCURRED IN CONNECTION WITH THE PREPARATION OF THIS AGREEMENT AND SELLERS’ PERFORMANCE HEREUNDER, AND THE OTHER DAMAGES, GENERAL AND SPECIAL, WHICH PURCHASER AND SELLERS REALIZE AND RECOGNIZE SELLERS WILL SUSTAIN BUT WHICH SELLERS CANNOT AT THIS TIME CALCULATE WITH ABSOLUTE CERTAINTY.  BASED ON ALL THOSE CONSIDERATIONS, PURCHASER AND

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SELLERS HAVE AGREED THAT THE DAMAGE TO SELLERS IN SUCH EVENT WOULD REASONABLY BE EXPECTED TO BE EQUAL TO THE SUM OF THE EARNEST MONEY.  ACCORDINGLY, IF CLOSING DOES NOT OCCUR FOR ANY REASON OTHER THAN SELLERS’ DEFAULT HEREUNDER OR THE FAILURE OF A CONDITION PRECEDENT TO PURCHASER’S OBLIGATION TO CLOSE HEREUNDER, THEN SELLERS SHALL HAVE THE RIGHT, AS ITS SOLE AND EXCLUSIVE REMEDY, TO RETAIN THE EARNEST MONEY AS FULL AND COMPLETE LIQUIDATED DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 7.2 SHALL LIMIT ANY INDEMNIFICATION OBLIGATION OF PURCHASER UNDER THIS AGREEMENT.

7.3                               Post-Closing Remedies.  After Closing, Sellers and Purchaser shall, subject to the terms and conditions of this Agreement (including without limitation Section 10 below), have such rights and remedies as are available at law or in equity, except that neither Sellers nor Purchaser shall be entitled to recover from the other consequential or special damages.

8.                                      CONDITIONS PRECEDENT.

8.1                               Estoppel Certificates.  As a condition to Purchaser’s obligation to close hereunder, Purchaser shall have received certain tenant estoppel certificates outlined in the Company Disclosure Letter on or before the date that is two (2) Business Days prior to the Closing.

8.2                               Subordination, Non-Disturbance and Attornment Agreements.  Purchaser and Sellers have agreed as to the matter of subordination, non-disturbance and attornment agreements as outlined in the Company Disclosure Letter.

8.3                               Property Estoppels.  As a condition to Purchaser’s obligation to close hereunder, Purchaser shall have received the Property Estoppels outlined in the Company Disclosure Letter on or before the date that is two (2) Business Days prior to the Closing.

8.4                               Owner Title Policy.  As a condition to the obligations of Purchaser to close hereunder, the Title Issuer is prepared to issue, subject only to receipt of payment therefor at Closing, a 2006 ALTA owner’s policy of title insurance, with extended coverage, issued by the Title Insurer in the name of Purchaser and in a face amount equal to the Purchase Price, insuring fee simple title to the Property subject only to those matters set forth in the Title Proforma together with any New Exception that becomes a Permitted Exception as provided in Section 3.1 above (the “Owner Title Policy”).

8.5                               Accuracy of Purchaser’ Representations and Warranties.  As a condition to the obligations of Sellers to close hereunder, each of Purchaser’s representations and warranties set forth in Section 9.2 below shall be materially true and correct as of the Closing, and the failure of such condition shall be deemed a breach by Purchaser hereunder entitling Sellers to exercise the remedies set forth in Section 7.

8.6                               Accuracy of Sellers’ Representations and Warranties.  As a condition to the obligations of Purchaser to close hereunder, each of Sellers’ representations and warranties set forth in Section 9.1 below and in Section 8 of the Company Disclosure Letter shall be materially true and correct as of the Closing Date.  If the foregoing condition is not satisfied and (a) such failure would result in a material adverse effect on the Property or Purchaser, and (b) Sellers have not cured such failure to Purchaser’s reasonable satisfaction as of the Closing Date (provided that

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Sellers shall have the right but not the obligation, in their sole and absolute discretion, by written notice delivered to Purchaser on or before the then scheduled Closing Date (as may have been extended hereunder), to extend the Closing Date for a period not to exceed thirty (30) days to cure such failure), then Purchaser, as Purchaser’s sole remedy, shall have the right to terminate this Agreement by delivering written notice thereof to Sellers on the Closing Date, and upon timely delivery of such written notice to Sellers, this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.  If Purchaser does not terminate this Agreement pursuant to its rights under this Section 8.6, then such representations and warranties shall be deemed modified to take into account any such fact of which Purchaser was aware prior to or at Closing.  In the event Purchaser closes with knowledge that a representation or warranty is untrue, Purchaser is prohibited from making any claims against Sellers as a result thereof.

9.                                      REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF SELLER AND PURCHASER.

9.1                               Sellers’ Representations and Warranties.  Subject to Section 9.3 below, each Seller makes the representations and warranties to Purchaser as to the following matters, as to itself and any Real Property which it owns, as of the Effective Date and as of the Closing Date:

9.1.1                     Organization and Authority.  Each Seller is duly organized and in good standing under the laws of the state of its organization.  Sellers have the power and authority under their respective organizational documents to sell, transfer, convey and deliver the Property to be sold hereunder and to carry out Sellers’ obligations hereunder, and all action and approvals required thereunder have been duly taken and obtained.

9.1.2                     No Conflict.  The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not (a) result in a breach of any of the terms or provisions of, or constitute a default under, any provision of such Sellers’ organizational documents, (b) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority applicable to Sellers; or (c) to Seller’s Knowledge, violate any law to which the Sellers or any Property are subject.

9.1.3                     Condemnation.  There is no pending eminent domain, condemnation suit or action with respect to the Property, and no Seller has received from any Governmental Authority any written notice that any condemnation action has been filed or contemplated against the Property or any part thereof.

9.1.4                     Litigation.  Except as set forth on Exhibit O of the Company Disclosure Letter, no Seller has been served with any litigation which is threatened in writing (and has not been resolved) or pending against such Seller with respect to its ownership or operation of the Property.

9.1.5                     Executive Order.

(a)                                 Sellers are in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any

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enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).  Further, Sellers covenant and agree to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Purchaser for its review and inspection during normal business hours and upon reasonable prior notice.

(b)                                 Sellers hereby represent and warrant that Sellers:

(i)                                     are not listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(ii)                                  are not a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(i)                                     are not owned or controlled by, nor acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(c)                                  Sellers hereby covenant and agree that if Sellers obtain knowledge that Sellers become listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Sellers shall immediately notify Purchaser in writing, and in such event, Purchaser shall have the right to terminate this Agreement without penalty or liability to Sellers immediately upon delivery of written notice thereof to Sellers.  In such event, Sellers shall return and/or cause to be returned to Purchaser the Earnest Money, at which time this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.

The foregoing representation, warranties and covenants in this Section 9.1.5 shall not apply, relate to or otherwise encompass any owners of publicly traded shares of any affiliate of any Seller, about which Sellers make no representations, warranties or covenants.

9.1.6                     Foreign Corrupt Practices Act.  Neither Sellers nor, to Sellers’ knowledge, any of its subsidiaries or affiliates, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Sellers or any of its subsidiaries or affiliates (other than any owners of publicly traded shares of any affiliate of Sellers, about which Sellers make no representations), (i) has violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other similar law, including, in each case, the rules and regulations thereunder, (ii) has taken, is currently taking or will take any action in

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furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (iii) has otherwise made any bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment.

9.1.7                     Violations.  To each Seller’s Knowledge and except as set forth on Exhibit R of the Company Disclosure Letter, Sellers’ have not received written notice from any federal, state or local government that any condition at the Real Property constitutes a violation, in any material respect, of any federal, state or local law, ordinance, regulation or rule including, without limitation, any environmental laws.

9.1.8                     Bankruptcy.  Sellers have not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or, to Sellers’ Knowledge, suffered the filing of any involuntary petition by Sellers’ creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Sellers’ assets, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Sellers’ assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

9.1.9                     Rent Roll.  The rent roll delivered to Purchaser by Sellers on December 20, 2017 is the operational rent roll used by Sellers in the operation and management of the Property and, to Seller’s Knowledge, is not materially inaccurate or misleading.

9.1.10              Leases.  Sellers make the representations with respect to Leases as set forth in the Company Disclosure Letter.

9.1.11              Leasing Costs.  Except as set forth on Exhibit K-1 of the Company Disclosure Letter (including amounts for which a credit will be given by Sellers to Purchaser at Closing), there are no Tenant Inducement Costs and, except as set forth on Exhibit K-2 of the Company Disclosure Letter (including amounts for which a credit will be given by Sellers to Purchaser at Closing), there are no leasing commissions, in each case payable by Seller, as landlord under any Lease, that will be due or payable with respect to the current term of any of the Leases.

9.1.12              Service Contracts.  Sellers make the representations with respect to Taken Service Contracts (as defined in the Company Disclosure Letter) as set forth in the Company Disclosure Letter.

9.1.13              Garage Conversion.  Sellers make the representations with respect to Garage Conversion (as defined in the Company Disclosure Letter) as set forth in the Company Disclosure Letter.

9.1.14              Accrued Time Off.  Except as set forth in that certain invoice to Sellers from Vendor (as defined in the Company Disclosure Letter) reflecting the date of January 31, 2018, which invoice shall be updated through Closing, to Sellers’ Knowledge, there are no payments for Accrued Time Off for the period prior to the Closing Date due from Seller under the Master Services Agreement and the Taken Service Contracts and payable after the Closing Date.

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9.1.15              Employees.  No Seller currently has any employees.

9.1.16              ERISA.  (a) Neither Seller is an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA or a “plan” within the meaning of and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) neither Seller’s assets constitute “plan assets” within the meaning of 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA, and (c) neither Seller is a “governmental plan” within the meaning of Section 3(32) of ERISA, and the execution of this Agreement and the sale of the Property by Sellers is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

The terms “Governmental Authority” and “Governmental Authorities” mean the United States of America, the state, the county and city where the Property is located, and any other political subdivision in which the Property is located or that exercises jurisdiction over the Property, and any agency, department, commission, board, bureau, property owners association, utility district, flood control district, improvement district, or similar district, or other instrumentality of any of them.

All references in this Agreement or in the Company Disclosure Letter to “Sellers’ Knowledge” or words of similar import (whether or not such words may be capitalized), shall refer only to the conscious actual (and not implied or constructive) knowledge of the Sellers’ Representatives (as defined in the Company Disclosure Letter) and shall not be construed to refer to the knowledge of any other member, officer, director, trustee, shareholder, venturer, consultant, employee, agent, property manager or representative of Sellers, their partners or members (including without limitation Sellers’ counsel, Property Manager or any broker), or of any affiliate of any of the foregoing, or to impose or have imposed upon the Sellers’ Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains (except that Sellers’ Representatives has requested that the individual employee of Property Manager with direct responsibility for managing each Real Property provide Sellers’ Representatives with information known to such individual that is salient to the representations given in this Section 9.1 above and in Section 8 of the Company Disclosure Letter).  There shall be no personal liability on the part of the Sellers’ Representatives or any employee of Property Manager arising out of any representations or warranties made herein.  All references herein to “written notice” having been given to Sellers shall include only those notices received by the Sellers’ Representatives.  Seller represents that the Sellers’ Representatives are those persons responsible for overseeing the sale, management and operation of the Property.

9.2                               Purchaser’s Representations and Warranties.  Subject to Section 9.3 below, Purchaser makes the representations and warranties to Seller as to the following matters as of the Effective Date and as of the Closing Date.

9.2.1                     ERISA.  (a) Purchaser is not an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Title I of ERISA or a “plan” within the meaning of and subject to Section 4975 of Code, (b) Purchaser’s assets do not constitute “plan assets” within the meaning of 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA, and (c) Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and the execution of this Agreement and the purchase of the Property by Purchaser is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

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9.2.2                     Organization and Authority.  Purchaser is duly organized and in good standing under the laws of the state of its organization.  Purchaser has the power and authority under its organizational documents to perform its obligations hereunder, and all action and approvals required thereunder have been duly taken and obtained.

9.2.3                     No Conflict.  The execution and delivery of this Agreement, the consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any provision of Purchaser’s organizational documents.

9.2.4                     No Bankruptcy.  Purchaser has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

9.2.5                     Executive Order.

(a)                                 Purchaser hereby represents and warrants that Purchaser is in compliance with the requirements of the Orders.  Further, Purchaser covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Seller for its review and inspection during normal business hours and upon reasonable prior notice.

(b)                                 Purchaser hereby represents and warrants that neither Purchaser nor any beneficial owner of Purchaser:

(i)                                     is listed on the Lists;

(ii)                                  is a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(iii)                               is owned or controlled by, or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(c)                                  Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that Purchaser or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Sellers in writing, and in such event, Sellers shall have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Purchaser.  In such event, Sellers shall return and/or cause to be returned to Purchaser the Earnest Money, at which time this Agreement shall, without further action of the parties, terminate and become null and void and neither party shall have any further rights or obligations under this Agreement, except for those which expressly survive termination of this Agreement.

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9.2.6                     FCPA.  Neither Purchaser nor any of its subsidiaries or affiliates nor any director, officer, agent, employee or other person associated with or acting on behalf of Purchaser or any of its subsidiaries or affiliates (i) has violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other similar law, including, in each case, the rules and regulations thereunder, (ii) has taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (iii) has otherwise made any bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment.

9.3                               Survival.  Purchaser’s right to make a claim after Closing with respect to any breach of a representation or warranty set forth in Section 9.1 herein and in Section 8 of the Company Disclosure Letter, shall survive the Closing, but only as to claims of which Purchaser notifies Sellers in writing within one hundred eighty (180) days after Closing (the “Survival Period”), and not otherwise, and provided that any suit must be brought within thirty (30) days after the expiration of the Survival Period.  Sellers’ right to make a claim after Closing with respect to a breach of a representation or warranty set forth in Section 9.2 shall survive the Closing, provided Subsections 9.2.2 and 9.2.3 shall only survive the Closing as to claims of which Sellers notify Purchaser in writing within the Survival Period and provided that any suit must be brought within thirty (30) days after the expiration of the Survival Period.

9.4                               Must-Take Agreements.  Certain Sellers are a party to service agreements listed on Exhibit P to the Company Disclosure Letter (the “Must-Take Agreements”).  Sellers agree to assign and Purchaser agrees to assume each of the Must-Take Agreements promptly upon receipt of any necessary consents of the applicable service provider required thereunder on such forms as may be reasonably required by the applicable service provider.  Sellers and Purchaser agree to execute such documents as may be reasonably requested by the applicable service provider in connection therewith, including, without limitation, execution of a replacement service agreement upon substantially the same material terms and conditions as provided in the Must-Take Agreements, in lieu of any assignment of the existing Must-Take Agreement.  Promptly after the Closing, Sellers shall request and use commercially reasonable efforts to obtain the applicable service provider’s consent to the assignment of the Must-Take Agreements to Purchaser as contemplated by the terms hereof.  Purchaser agrees to provide such information as is reasonably requested by the applicable service providers and to reasonably cooperate with Sellers in connection with obtaining such consents.  From and after the Closing through the date of assignment (or replacement, if applicable) of the applicable Must-Take Agreements, Sellers and Purchaser agree not to cause or permit any of the Must-Take Agreements to be terminated and Purchaser shall be responsible for all costs, charges and obligations arising under the Must-Take Agreements first arising from and after the Closing.  Purchaser shall promptly pay all invoices relating to the period from and after the Closing issued by the applicable service provider directly to such service provider or, if directed by Sellers, to Sellers to reimburse Sellers for amounts paid or to be paid by a Seller under the Must-Take Agreements, prior to same becoming delinquent.  The fees imposed by the applicable service provider in connection with such consents and assignments shall be split equally between Sellers on the one hand and Purchaser on the other hand, provided that each party shall bear its own costs and expenses incurred in connection therewith.

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9.5                               Brokerage Commissions.  Purchaser agrees that if Purchaser or any of its affiliates enter into any leasing, brokerage or similar agreements with any of the brokers or affiliates thereof who are a party to a Brokerage Agreement (collectively, the “Brokers”) for the Property, such leasing, brokerage or similar agreements (each, a “New Agreement”) must contain a provision that the applicable New Agreement supersedes and replaces in its entirety any and all prior leasing, brokerage or similar agreements between such Broker and Sellers or any previous owner of the applicable Property that is the subject of the New Agreement.

9.6                               Seller Covenants.

9.6.1                     Seller Operating Covenant.  From the Effective Date through the Closing Date, Sellers agree as follows:  (a) Sellers will operate the Property in the normal course of Sellers’ business and maintain the Property in substantially the same condition as of the Effective Date, ordinary wear and tear excepted, and subject to Section 5 above (notwithstanding anything in this clause (a) to the contrary, in no event shall Sellers be required to make any capital repairs, replacements or improvements to the Property except (i) as may be required by the Leases to be made prior to the Closing Date, (ii) to the extent such capital repairs, replacements or improvements are on-going, and (iii) as may be required to prevent or address any emergency or life safety matters), (b) Sellers shall not (i) market, solicit, negotiate, or enter into any agreement with any party other than Purchaser for the sale or transfer of any interest in the Property, (ii) directly or indirectly sell or assign the Property or any portion thereof (other than the sale of de minimis portions of the Personal Property in the ordinary course of business), (iii) take any action, create, or commit any acts which would (A) give rise to any variance from the current legal description of the Real Property, or (B) cause the creation of any lien, charge or encumbrance created or caused by Seller against the Property (which is not removed as of the Closing), or (iv) enter into any agreement to any of the foregoing.

9.6.2                     Leases and Contracts. After the Effective Date, Sellers shall not (a) enter into any new Lease or amend, restate, modify or renew any existing Lease (other than an amendment, restatement, modification or renewal of any existing Lease pursuant to a unilateral right granted the tenant under such existing Lease) without Purchaser’s prior written consent, and (b) enter into any new Must-Take Agreements, Service Contracts or Construction Contracts which would be binding on Purchaser, or cancel, materially modify or renew any existing Must-Take Agreements, Service Contracts or Construction Contracts which would be binding on Purchaser, without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion; provided, however, that Seller shall not enter into any amendment or modification of the Declaration or the Larrabee Garage Declaration without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion (it being acknowledged and agreed that Purchaser has already consented to the Second Amendment to Declaration as defined in the Company Disclosure Letter).  If Purchaser fails to respond to Sellers’ request for consent with respect to the foregoing actions within five (5) Business Days after receipt of Sellers’ request, such consent shall be deemed given.

9.6.3                     Lien Waivers.   From the Effective Date through the Closing Date, Sellers shall use good faith efforts to obtain all partial and/or full lien waivers as applicable, in connection with any payments made by Sellers through the Closing Date pursuant to the Assignable Construction Contract (collectively, the “Lien Waivers”). At Closing, Sellers shall deliver to Purchaser (i) an owner’s sworn statement.  (ii) any Lien

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Waivers collected by Sellers as of the Closing Date, and (iii) evidence of all payments made by Sellers pursuant to the Assignable Construction Contracts.

9.6.4                     Garage Premises.  From the Effective Date through the Closing Date, Sellers agree to maintain the Garage Premises (as defined in the Company Disclosure Letter) and the Garage Conversion Permit (as defined in the Company Disclosure Letter) as outlined in the Company Disclosure Letter.

9.6.5                     Insurance.  From the Effective Date through the Closing Date, Seller shall maintain insurance with respect to the Property, including, without limitation, fire and extended coverage insurance policies, rent loss and business interruption insurance policies, property insurance policies and general liability insurance policies, in commercially reasonable amounts with an insurance carrier authorized to do business in the State of Illinois and having a minimum A.M. Best rating of “A- VII”, but in amounts and with carriers consistent with the coverage currently in place as of the Effective Date.

9.6.6                     Roof Warranties.  Seller, at Seller’s sole cost and expense, shall use commercially reasonable efforts to cause the Existing Roof Warranties (as defined in the Company Disclosure Letter) to be assigned to or reissued in the name of Purchaser at Closing, provided that if such assignment cannot be accomplished on or before Closing, Seller shall continue to cooperate with Purchaser to attempt to effectuate such assignment after the Closing.  The provisions of this Section 9.6.6 shall survive the Closing

9.6.7                     Union Labor Matters.  Sellers and Purchaser have made certain agreements with respect to union labor matters as outlined in the Company Disclosure Letter.

9.6.8                     Net Worth.  Sellers agree to maintain a combined net worth of no less than $10,000,000 between the Effective Date and the date that is one hundred eighty (180) days after Closing; provided that if Purchaser notifies Sellers in writing within one hundred eighty (180) days after Closing that it has a claim (as required under Section 9.3 above), Sellers shall maintain such combined net worth as is required above for an additional thirty (30) days beyond the initial one hundred eighty (180) days; provided further that, if Purchaser brings suit with respect to its claim within thirty (30) days after the expiration of such one hundred eighty (180) day period, then Sellers shall maintain such net worth as is required above until the earliest to occur of (i) settlement of the claim by Sellers and Purchaser, (ii) unappealable dismissal of the claim by a court of competent jurisdiction, and (iii) payment of the claim in full.

9.7                               Closing Conditions.  It shall be a condition precedent to Purchaser’s obligation to proceed to the Closing that: (a) each of the representations and warranties set forth in this Agreement and in the Company Disclosure Letter made by Sellers shall be true and correct in all material respects as of the Closing Date; (b) Sellers have delivered to the Title Company all of the items set forth in Section 4.1; (c) Sellers have delivered to Purchaser (i) all of the Estoppel Certificates (as defined in the Company Disclosure Letter) for the Required Tenants (as defined in the Company Disclosure Letter) pursuant to the terms of Section 8.1 and the Company Disclosure Letter, and (ii) all of the Property Certificates (as defined in the Company Disclosure Letter) and Seller Declaration Estoppel Certificates (as defined in the Company Disclosure Letter), if any, required under Section 8.3 above and the Company Disclosure Letter; (d) the Title Issuer is prepared to issue the Owner’s Title Policy to Purchaser, subject only receipt of payment at Closing, and (d) Sellers shall have satisfied all other conditions and obligations under this

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Agreement required to be performed by Sellers at or prior to the Closing.  It shall be a condition precedent to Seller’s obligation to proceed to the Closing that: (i) each of the representations and warranties set forth in this Agreement made by Purchaser shall be true and correct in all material respects as of the Closing Date; (ii) Purchaser has delivered to the Title Company all of the items set forth in Section 4.2; and (iii) Purchaser shall have performed its obligations under this Agreement required to be performed by Purchaser at or prior to the Closing.

10.                               LIMITATION OF LIABILITY.  Notwithstanding anything to the contrary contained herein, if the Closing shall have occurred (and Purchaser shall not have waived, relinquished or released any applicable rights in further limitation), then (a) the aggregate liability of Sellers arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Sellers under this Agreement (or any document executed or delivered in connection herewith) shall not exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) in the aggregate (the “Liability Limitation”) and (b) no claim by Purchaser alleging a breach by a Seller of any representation, warranty, indemnification, covenant or other obligation of Sellers contained herein (or in any document executed or delivered in connection herewith) may be made, and Sellers shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Purchaser against Sellers alleging a breach by Sellers of any representation, warranty, indemnification, covenant or other obligation of Sellers contained herein (or in any document executed or delivered in connection herewith), is for an aggregate amount in excess of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) (the “Floor Amount”), in which event Sellers’ liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Sellers shall have no liability with respect thereto.  No constituent partner or member in or agent of a Seller, nor any advisor, trustee, director, officer, member, partner, employee, beneficiary, shareholder, participant, representative or agent of any entity that is or becomes a constituent partner or member in a Seller or an agent of a Seller (including, but not limited to, the Trust and EQC Management) (collectively, “Sellers’ Affiliates”) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Sellers for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.  Each Seller shall be jointly and severally liable under this Agreement.  Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner or member in a Seller, nor any obligation of any constituent partner or member in any entity owning an interest (directly or indirectly) in a Seller to restore a negative capital account or to contribute capital to a Seller (or any entity owning an interest, directly or indirectly, in any other constituent partner or member of a Seller), shall at any time be deemed to be the property or an asset of such Seller or any such other partner or member (and neither Purchaser nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of such party’s obligations to restore or contribute).  The provisions of this Section 10 shall survive the Closing and any termination of this Agreement.

11.                               ESCROW.

11.1                        Opening of Escrow.  Concurrent with the execution of this Agreement, Sellers and Purchaser shall cause a strict joint order escrow (“Escrow”) to be opened with the Title Company by (i) Sellers’ delivery to the Title Company of two (2) duplicate partially executed originals of this Agreement, executed by Sellers and Purchaser, and (ii) Purchaser’s delivery to the Title Company of two (2) duplicate partially executed originals of this Agreement, executed

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by Purchaser.  Upon receipt of such partially executed originals of this Agreement, the Title Company shall execute and date two (2) duplicate original counterparts of this Agreement in the space provided for the Title Company, and shall assemble two (2) fully executed duplicate originals of this Agreement and confirm to Sellers and Purchaser the date upon which Escrow is opened (the “Opening of Escrow”) by the delivery (by e-mail) of a fully executed PDF copy of this Agreement to Seller and Purchaser, and promptly thereafter deliver a fully executed original of this Agreement to each of Seller and Purchaser.  Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not be effective unless and until the Opening of Escrow shall have occurred.

11.2                        Investment of Earnest Money.  The Title Company shall hold the Earnest Money in an interest-bearing savings account which rate of interest need not be maximized.  The Title Company shall not commingle the Earnest Money with any other funds.

11.3                        Conflicting Demands.  If prior to the Closing, either party makes a demand upon the Title Company for delivery of the Earnest Money, the Title Company shall give notice to the other party of such demand.  If a notice of objection to the proposed payment is not received from the other party within three (3) Business Days after the giving of notice by the Title Company, the Title Company is hereby authorized to deliver the Earnest Money to the party who made the demand.  If the Title Company receives a notice of objection within said period, then the Title Company shall continue to hold the Earnest Money and thereafter pay it to the party entitled when the Title Company receives (a) notice from the objecting party withdrawing the objection, or (b) a notice signed by both parties directing disposition of the Earnest Money, or (c) a judgment or order of a court of competent jurisdiction.

11.4                        Disputes.  In the event that a dispute shall arise in connection with this Agreement, or as to the rights of Sellers and Purchaser in and to, or the disposition of, the Earnest Money, the Title Company shall have the right to (a) hold and retain all or any part of the Earnest Money until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (b) deposit the Earnest Money in an appropriate court of law, following which the Title Company shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (c) institute an action in interpleader or other similar action permitted by stakeholders in the State of Illinois, or (d) interplead Seller or Purchaser in any action or proceeding which may be brought to determine the rights of Seller and Purchaser to all or any part of the Earnest Money.

11.5                        Escrow Instructions.  This Agreement shall constitute escrow instructions to the Title Company as well as the agreement of the parties.  The Title Company is hereby instructed to deliver, hold, apply and disburse, pursuant to the terms of this Agreement, the documents and funds (including the Earnest Money) to be deposited into Escrow as herein provided.  The parties hereto shall execute such additional escrow instructions, not inconsistent with this Agreement, as determined by counsel for Purchaser and Sellers, as the Title Company shall deem reasonably necessary for its protection, if any (as may be modified by and reasonably acceptable to Purchaser, Sellers and the Title Company).  In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

12.                               MISCELLANEOUS.

12.1                        Entire Agreement.  All understandings and agreements heretofore had between Sellers and Purchaser with respect to the Property are merged in this Agreement, which shall be

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deemed to include any Exhibits hereto and the Company Disclosure Letter. This Agreement fully and completely expresses the agreement of the parties hereto.

12.2                        Modifications.  This Agreement shall not be modified or amended except in a written document signed by Sellers and Purchaser.

12.3                        Time of Essence.  Time is of the essence of this Agreement.  In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included unless it is not a Business Day, in which event the period shall be deemed to run until the next Business Day.  For purposes hereof, “Business Day” shall mean any day which is not a Saturday, Sunday or federal holiday.

12.4                        Governing Law.  This Agreement shall be governed and interpreted in accordance with the laws of the state of Illinois.

12.5                        Notices.  All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and may be given to the party or their attorney by (a) facsimile transmission, (b) delivery by reputable overnight courier, (c) e-mail transmission, or (d) personal delivery.  If given by personal delivery, the notice shall be deemed to have been given when delivered to and received by the party to whom it is addressed.  If given by facsimile transmission, the notice shall be deemed to have been given upon confirmation of delivery by the sending equipment.  If given by overnight courier, the notice shall be deemed to have been given on the next business day following deposit with the overnight courier.  If given by e-mail transmission, the notice shall be deemed to have been given upon transmission, provided no message of “unsuccessful transmission” has been received within four (4) hours thereafter.  Such notices shall be given to the parties hereto at the addresses reflected in the Company Disclosure Letter or, if given by facsimile transmission over the telephone, at the fax numbers reflected in the Company Disclosure Letter.

Any notices given by a Seller shall be deemed and have the effect of a notice given by all Sellers.  Any party hereto may, at any time by giving five (5) days written notice to the other party hereto, designate any other address, e-mail or facsimile number in substitution of the foregoing address to which such notice shall be given.

12.6                        “AS IS” SALE.  ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.1 ABOVE AND IN SECTION 8 OF THE COMPANY DISCLOSURE LETTER, TO TAKE THE PROPERTY “AS-IS,” “WHERE-IS,” AND WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS (COLLECTIVELY, THE “DISCLOSURES”) PROVIDED OR MADE TO PURCHASER OR ITS CONSTITUENTS BY SELLERS OR ANY OF SELLERS’ AFFILIATES SHALL NOT BE REPRESENTATIONS OR WARRANTIES.  PURCHASER HAS NOT AND SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY.  PURCHASER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS IS”.  PURCHASER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.1 ABOVE AND IN SECTION 8 OF THE COMPANY

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DISCLOSURE LETTER, SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BELOW.  PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT SELLERS, UNLESS OTHERWISE REQUIRED BY LAW, ARE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES REGARDING ANY MATTER WHICH MAY BE KNOWN TO SELLERS.

PURCHASER REPRESENTS TO SELLERS THAT PURCHASER HAS CONDUCTED PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO ANY MATTER RELATING TO THE PROPERTY INCLUDING BUT NOT LIMITED TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLERS OR THEIR AGENTS OR EMPLOYEES WITH RESPECT THERETO.  UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS.

PURCHASER, UPON CLOSING, SHALL BE DEEMED ON BEHALF OF ITSELF AND ITS AFFILIATES, SUCCESSORS AND ASSIGNS TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLERS (AND SELLERS’ AFFILIATES) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT, COST RECOVERY, CONTRIBUTION OR OTHERWISE), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH SUCH PARTIES MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLERS (AND SELLERS’ AFFILIATES) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS (INCLUDING, WITHOUT LIMITATION, FUNGI, MOLD OR MILDEW), VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS

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REGARDING THE PROPERTY INCLUDING, WITHOUT LIMITATION, PURSUANT TO THE STATUES IN EFFECT IN THE STATE IN WHICH THE PROPERTY IS LOCATED OR ANY OTHER FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, THE EXISTENCE OF ANY HAZARDOUS MATERIAL OR CHEMICAL WHATSOEVER, ON, AT, TO, IN, ABOVE, ABOUT, UNDER, FROM OR IN THE VICINITY OF THE PROPERTY AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS WHATSOEVER REGARDING THE PROPERTY.  THIS RELEASE INCLUDES CLAIMS OF WHICH PURCHASER IS PRESENTLY UNAWARE AND OF WHICH PURCHASER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY PURCHASER, WOULD MATERIALLY AFFECT PURCHASER’S RELEASE OF SELLERS.

TO THE EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO PURCHASER MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES CONTAINED HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON BY PURCHASER IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLERS AND SELLERS’ AFFILIATES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES.

“Hazardous Materials” or “Hazardous Substances” - shall mean (i) hazardous wastes, hazardous materials, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including, but not limited to, substances defined as “hazardous wastes,” “hazardous materials,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials”, “toxic pollutants”, or other similar designations in, or otherwise subject to regulation under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), 42 U.S.C. § 9601 et seq.; the Toxic Substance Control Act (“TSCA”), 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq.; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901, et seq.; the Clean Water Act (“CWA”), 33 U.S.C. § 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Clean Air Act (“CAA”), 42 U.S.C. § 7401 et seq.; and in any permits, licenses, approvals, plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters; and (ii) any other substances, constituents or wastes subject to any applicable federal, state or local law, regulation or ordinance, including any environmental law, now or hereafter in effect, including but not limited to (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and their byproducts, (E) asbestos, (F) lead in water, paint or elsewhere, (G) radon, (H) Polychlorinated Biphenyls (PCB’s), (I) ureaformaldehyde, (J) volatile organic compounds (VOC), (K) total petroleum hydrocarbons (TPH), (L) benzine derivative (BTEX), and (M) petroleum byproducts.

The provisions of this Section 12.6 shall survive Closing or any termination of this Agreement.

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12.7                        TRIAL BY JURY; RESCISSION.  IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY ANY PARTY UNDER OR WITH RESPECT TO THIS AGREEMENT, EACH OF SELLERS AND PURCHASER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY.  ALSO, PURCHASER WAIVES ANY RIGHT TO SEEK RESCISSION OF THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT.

12.8                        Reports.  If for any reason Purchaser does not consummate the Closing, then Purchaser shall, upon Sellers’ written request, assign and transfer to Sellers all of its right, title and interest in and to any and all studies, reports, surveys and other information, data and/or documents relating to the Property or any part thereof prepared by or at the request of Purchaser, its employees and agents, and shall deliver to Sellers copies of all of the foregoing, provided that Sellers reimburse Purchaser for all costs, expenses and fees incurred by Purchaser to obtain the foregoing.

12.9                        Reporting Person.  Sellers and Purchaser hereby designate Escrow Agent to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transactions.  In this regard, Sellers and Purchaser each agree to execute at Closing, and to cause Escrow Agent to execute at Closing, a Designation Agreement, designating Escrow Agent as the reporting person with respect to the transaction contemplated by this Agreement.

12.10                 Section 1031 Exchange.  Either party may structure the disposition or acquisition of the Property, as the case may be, as a like-kind exchange under Internal Revenue Code Section 1031 at the exchanging party’s sole cost and expense.  The other party shall reasonably cooperate therein, provided that such other party shall incur no material costs, expenses or liabilities in connection with the exchanging party’s exchange.  If either party uses a qualified intermediary to effectuate an exchange, any assignment of the rights or obligations of such party hereunder shall not relieve, release or absolve such party of its obligations to the other party.  The exchanging party shall indemnify, defend and hold harmless the other party from all liability in connection with the indemnifying party’s exchange, and the indemnified party shall not be required to take title to or contract for the purchase of any other property.  The provisions of this Section 12.10 shall survive the Closing.

12.11                 Press Releases.  Notwithstanding anything to the contrary contained herein, upon or after the Effective Date, Sellers may issue a press release disclosing the sale or pending sale of the Property, including the identity of Purchaser (but not its beneficial owners), a description of the Property, the aggregate capitalization rate associated with the sale of the Property and the Purchase Price, provided that prior to Sellers issuance of any such press release, Sellers shall provide Purchaser with a copy of the press release for Purchaser’s review, but otherwise the parties hereto shall not issue any press releases with respect to the transactions contemplated hereby or consummated in accordance with the terms hereof except upon the mutual agreement of the parties as to the form and content of such press release (with consent not to be unreasonably withheld, conditioned, or delayed by either party).  In addition, notwithstanding anything to the contrary contained herein, Sellers shall be permitted to make disclosures in accordance with, or required by, the disclosure requirements applicable to Equity Commonwealth (“REIT”), which is a direct or indirect parent of each Seller, or its affiliates, due to the REIT’s status as a publicly-held company listed on the New York Stock Exchange or any other securities exchange (an “Exchange”) (including, but not limited to, disclosure in accordance with, or required by, the rules of, or any listing agreement with, an Exchange).

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12.12                 Counterparts.  This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument.  Each counterpart may be delivered by electronic mail or facsimile transmission.

12.13                 Construction.  This Agreement shall not be construed more strictly against Sellers merely by virtue of the fact that the same has been prepared by Sellers or its counsel, it being recognized both of the parties hereto have contributed substantially and materially to the preparation of this Agreement.

12.14                 Attorneys’ Fees.  In the event of litigation between the parties with respect to this Agreement or the transaction contemplated hereby, the prevailing party therein shall be entitled to recover from the losing party all of its costs of enforcement and litigation, including, but not limited to, its reasonable attorneys’ and paralegal fees, witness fees, court reporters’ fees and other costs of suit.

12.15                 No Memorandum of Agreement.  This Agreement or any notice or memorandum hereof shall not be recorded in any public record.  A violation of this prohibition shall constitute a default by Purchaser.

12.16                 Severability.  If any portion of this Agreement becomes or is held to be illegal, null or void or against public policy, for any reason, the remaining portions of this Agreement will not be affected thereby and will remain in force and effect to the fullest extent permissible by law.

12.17                 Assignment.  For the avoidance of doubt, Purchaser shall be permitted to assign this Agreement to (i) any affiliate of Purchaser, (ii) any prospective joint venture partner of Purchaser or (iii) any affiliate of any such prospective joint venture partner.

[signature page follows next]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

SELLERS:

EQC 600 WEST CHICAGO PROPERTY LLC, a Delaware limited liability company

By:	/s/ David S.Weinberg
Name:	David S.Weinberg
Its:	Executive Vice President and Chief Operating Officer

EQC OPERATING TRUST, a Maryland real estate investment trust

By:	/s/ David S.Weinberg
Name:	David S.Weinberg
Its:	Executive Vice President and Chief Operating Officer

PURCHASER:

CHICAGO KINGSBURY, LLC, a Delaware limited liability company

By:	/s/ Andrew Gloor
Name:	Andrew Gloor
Its:	Authorized Signatory

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JOINDER OF TITLE COMPANY AS ESCROW AGENT

The execution version of the Agreement held by Purchaser and Seller contains the Title Company signature page.

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LIST OF EXHIBITS

A-1                            Legal Description – EQC 600

A-2                            Legal Description – EQC Trust

B-3                            List of Excluded Tangible Personal Property

F-1                              Form of Special Warranty Deed

G                                       Bill of Sale and General Assignment

H                                      Notice to Tenants

I                                           Notice to Vendors

J                                           Non-Foreign Affidavit

Q                                       Form of Bulk Sales Indemnity Agreement

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EXHIBIT A-1

LEGAL DESCRIPTION—600 WEST PROPERTY

PARCEL 1: (GARAGE BUILDING PARCEL)

A TRACT OF LAND, BEING THAT PART OF LOTS 21, 22 AND 23, IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 816.68 (816.84 DEED) FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, SAID POINT BEING ALSO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE, 7.58 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTHWESTERLY ALONG THE LAST DESCRIBED LINE, 97.29 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECOND TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.53 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY FACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 117.38 FEET; THENCE NORTHWESTERLY AT AN ANGLE OF 90 DEGREES, 14 MINUTES, 41 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 24.82 FEET; THENCE NORTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.07 FEET; THENCE NORTHWESTERLY AT AN ANGLE OF 100 DEGREES, 07 MINUTES, 04 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 95.18 FEET; THENCE NORTHEASTERLY AT AN ANGLE OF 100 DEGREES, 00 MINUTE, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 190.13 FEET TO A POINT, 7.58 FEET SOUTHWESTERLY OF THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET; THENCE SOUTHEASTERLY ALONG A LINE PARALLEL WITH SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 116.99 FEET TO THE POINT OF BEGINNING; EXCEPTING FROM SAID TRACT THAT PART BOUNDED AND DESCRIBED AS FOLLOWS AND LYING BELOW THE ELEVATIONS, CITY OF CHICAGO DATUM, HEREIN DESCRIBED: BEGINNING AT THE NORTHEASTERLY CORNER OF SAID TRACT AT AN ELEVATION OF 33.08 FEET; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID TRACT, A SLOPE DISTANCE OF 190.35 FEET TO A POINT, HAVING AN ELEVATION OF 23.92 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 100 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A SLOPE DISTANCE OF 59.43 FEET TO A POINT, HAVING AN ELEVATION OF 22.12 FEET; THENCE NORTHEASTERLY ALONG A LINE, 58.50 FEET SOUTHEASTERLY OF AND PARALLEL WITH THE NORTHERLY LINE OF SAID TRACT OF LAND, A SLOPE DISTANCE OF 200.85 FEET TO A POINT, HAVING AN ELEVATION OF 35.00 FEET, SAID POINT BEING ON THE NORTHEASTERLY LINE OF SAID TRACT OF LAND; THENCE

NORTHWESTERLY, A SLOPE DISTANCE OF 58.53 FEET TO THE POINT OF BEGINNING; ALSO EXCEPTING THAT PART OF SAID TRACT OF LAND, BOUNDED AND DESCRIBED AS

A-1-1

FOLLOWS AND LYING BELOW THE ELEVATIONS, CITY OF CHICAGO DATUM, HEREIN DESCRIBED:

BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID TRACT OF LAND AND THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 58.50 FEET OF SAID TRACT OF LAND AT AN ELEVATION OF 12.00 FEET; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 58.50 FEET OF SAID TRACT OF LAND, A SLOPE DISTANCE OF 200.88 FEET TO A POINT, HAVING AN ELEVATION OF 25.33 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 100 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A SLOPE DISTANCE OF 35.86 FEET TO A POINT, HAVING AN ELEVATION OF 22.92 FEET; THENCE SOUTHWESTERLY AT AN ANGLE OF 100 DEGREES, 07 MINUTES, 04 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 8.07 FEET TO A POINT, HAVING AN ELEVATION OF 22.92 FEET; THENCE SOUTHEASTERLY AT RIGHT ANGLES TO THE LAST DESCRIBED LINE, 24.82 FEET TO THE SOUTHEASTERLY LINE OF SAID TRACT OF LAND AT AN ELEVATION OF 22.92 FEET; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, A SLOPE DISTANCE OF 117.55 FEET TO A BEND POINT IN SAID SOUTHEASTERLY LINE AT AN ELEVATION OF 16.68 FEET; THENCE NORTHWESTERLY ALONG THE WESTERLY FACE AND ITS EXTENSION OF A BRICK WALL, 1.53 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID TRACT OF LAND AT AN ELEVATION OF 16.68 FEET; THENCE NORTHEASTERLY ALONG SAID SOUTHERLY LINE, A SLOPE DISTANCE OF 97.43 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SAID TRACT OF LAND AT AN ELEVATION OF 11.50 FEET; THENCE NORTHWESTERLY, A SLOPE DISTANCE OF 58.49 FEET TO THE POINT OF BEGINNING; ALSO EXCEPTING THAT PART OF SAID TRACT OF LAND, BOUNDED AND DESCRIBED AS FOLLOWS AND LYING BELOW THE ELEVATIONS, CITY OF CHICAGO DATUM, HEREIN DESCRIBED: COMMENCING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID TRACT OF LAND AND THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 58.50 FEET OF SAID TRACT OF LAND; THENCE SOUTHWESTERLY ALONG THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 58.50 FEET, A DISTANCE OF 140.51 FEET TO A POINT, HAVING AN ELEVATION OF 31.40 FEET AND THE POINT OF BEGINNING; THENCE CONTINUING SOUTHWESTERLY ALONG THE LAST DESCRIBED LINE, A SLOPE DISTANCE OF 60.40 FEET TO A POINT, HAVING AN ELEVATION OF 35.33 FEET; THENCE SOUTHWESTERLY AT AN ANGLE OF 100 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A SLOPE DISTANCE OF 19.85 FEET TO A POINT, HAVING AN ELEVATION OF 34.01 FEET; THENCE NORTHEASTERLY AT AN ANGLE OF 80 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A SLOPE DISTANCE OF 60.33 FEET TO A POINT, HAVING AN ELEVATION OF 31.21 FEET; THENCE NORTHEASTERLY A SLOPE DISTANCE OF 19.80 FEET TO THE POINT OF BEGINNING; ALSO EXCEPTING FROM SAID TRACT OF LAND THAT PART LYING ABOVE AN ELEVATION OF 102.17 FEET OF THE NORTHEASTERLY 49.83 FEET, THAT PART LYING ABOVE AN ELEVATION OF 105.33 FEET OF THE SOUTHWESTERLY 66.00 FEET OF THE NORTHEASTERLY 115.83 FEET AND THAT PART LYING ABOVE AN ELEVATION OF 102.17 FEET EXCEPTING THE NORTHEASTERLY 115.83 FEET OF SAID TRACT OF LAND.

PARCEL 2: (GARAGE ADJOINING LAND PARCEL)

THE EASTERLY 7.58 FEET OF THE FOLLOWING TRACT OF LAND: THAT PART OF LOTS 21, 22 AND 23, IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, LYING BETWEEN THE

A-1-2

SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 816.68 (816.84 DEED) FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, SAID POINT BEING ALSO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHWESTERLY FACE, 104.87 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.53 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY FACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 117.38 FEET; THENCE NORTHWESTERLY AT AN ANGLE OF 90 DEGREES, 14 MINUTES, 41 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE 24.82 FEET; THENCE NORTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.07 FEET THENCE NORTHWESTERLY AT AN ANGLE OF 100 DEGREES, 07 MINUTES, 04 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 95.18 FEET; THENCE NORTHEASTERLY AT AN ANGLE OF 100 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 197.61 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY LINE, 116.96 FEET TO THE POINT OF BEGINNING.

PARCEL 3: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 23; TOGETHER WITH LOTS 24, 25, 26 IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER WITH THE NORTHEASTERLY 1/2 OF THE VACATED NORTH BRANCH STREET, LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, LYING BELOW AN ELEVATION OF 52.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 504.17 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE CENTERLINE OF THE VACATED NORTH BRANCH STREET; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 312.67 FEET TO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE, 105.08 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL, AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.67 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 145.64 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER;

A-1-3

THENCE SOUTHEASTERLY AT AN ANGLE OF 97 DEGREES, 42 MINUTES, 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHEASTERLY DOCK LINE, 105.62 FEET; THENCE TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE SOUTHEASTERLY AT AN ANGLE OF 120 DEGREES, 04 MINUTES, 05 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID CENTERLINE, 335.74 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE POINT OF BEGINNING.

PARCEL 4: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 23; TOGETHER WITH LOTS 24, 25, 26 IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER WITH THE NORTHEASTERLY 1/2 OF THE VACATED NORTH BRANCH STREET LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 52.00 FEET AND LYING BELOW AN ELEVATION OF 77.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 504.17 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE CENTERLINE OF THE VACATED NORTH BRANCH STREET THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 312.67 FEET TO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE, 105.08 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY, ALONG THE WESTERLY FACE OF SAID BRICK WALL AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.67 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 145.64 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY AT AN ANGLE OF 97 DEGREES, 42 MINUTES, 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 105.62 FEET; THENCE TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE SOUTHEASTERLY AT AN ANGLE OF 120 DEGREES, 04 MINUTES, 05 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 335.74 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE POINT OF BEGINNING.

PARCEL 5: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 23; TOGETHER WITH LOTS 24, 25, 26 IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER WITH THE NORTHEASTERLY 1/2 OF THE VACATED NORTH BRANCH STREET LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY

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STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 77.00 FEET AND LYING BELOW AN ELEVATION OF 89.50 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 504.17 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE CENTERLINE OF THE VACATED NORTH BRANCH STREET; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 312.67 FEET TO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE, 105.08 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.67 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 145.64 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY AT AN ANGLE OF 97 DEGREES, 42 MINUTES, 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 105.62 FEET; THENCE TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE SOUTHEASTERLY AT AN ANGLE OF 120 DEGREES, 04 MINUTES, 05 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 335.74 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE POINT OF BEGINNING.

PARCEL 6: (NORTHERN CATALOG BUILDING)

THAT PART OF LOTS 1, 2, 3, AND 4 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER WITH THE SOUTHWESTERLY 1/2 OF THE VACATED NORTH BRANCH STREET LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, LYING BELOW AN ELEVATION OF 52.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 88.49 FEET TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE NORTHWESTERLY AT AN ANGLE OF 127 DEGREES, 53 MINUTES, 38 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID CENTERLINE, 335.74 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY AT AN ANGLE OF 59 DEGREES, 55 MINUTES, 55 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 35.99 FEET; THENCE CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 173 DEGREES, 36 MINUTES, 50 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 252.69 FEET; THENCE

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CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 176 DEGREES, 02 MINUTES, 23 SECONDS TO RIGHT WITH THE LAST DESCRIBED LINE, 2.15 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 122 DEGREES, 31 MINUTES, 41 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 267.99 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY AND POINT OF BEGINNING.

PARCEL 7: (NORTHERN CATALOG BUILDING)

THAT PART OF LOTS 1, 2, 3, AND 4 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER WITH THE SOUTHWESTERLY 1/2 OF THE VACATED NORTH BRANCH STREET LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 52.00 FEET AND LYING BELOW AN ELEVATION OF 77.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 88.49 FEET TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE NORTHWESTERLY AT AN ANGLE OF 127 DEGREES, 53 MINUTES, 38 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 335.74 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY AT AN ANGLE OF 59 DEGREES, 55 MINUTES, 55 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE 35.99 FEET; THENCE CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 173 DEGREES, 36 MINUTES, 50 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 252.69 FEET; THENCE CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 176 DEGREES, 02 MINUTES, 23 SECONDS TO RIGHT WITH THE LAST DESCRIBED LINE, 2.15 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 122 DEGREES, 31 MINUTES, 41 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 267.99 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY AND POINT OF BEGINNING.

PARCEL 8: (NORTHERN CATALOG BUILDING)

THAT PART OF LOTS 1, 2, 3, AND 4 IN BLOCK 95 ELSTON’S ADDITION TO CHICAGO, LYING EAST OF DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, A SUBDIVISION IN THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS; TOGETHER

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WITH THE SOUTHWESTERLY 1/2 OF THE VACATED NORTH BRANCH STREET LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 77.00 FEET AND LYING BELOW AN ELEVATION OF 89.50 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET, 88.49 FEET TO THE CENTERLINE OF SAID VACATED NORTH BRANCH STREET; THENCE NORTHWESTERLY AT AN ANGLE OF 127 DEGREES, 53 MINUTES, 38 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 335.74 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY AT AN ANGLE OF 59 DEGREES, 55 MINUTES, 55 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 35.99 FEET; THENCE CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 173 DEGREES, 36 MINUTES, 50 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 252.69 FEET; THENCE CONTINUING ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 176 DEGREES, 02 MINUTES, 23 SECONDS TO RIGHT WITH THE LAST DESCRIBED LINE, 2.15 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 122 DEGREES, 31 MINUTES, 41 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 267.99 FEET TO THE SOUTHWESTERLY LINE OF NORTH KINGSBURY AND POINT OF BEGINNING.

PARCEL 9: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 5, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN ASSESSOR’S PLAT OF LOTS 5 AND 6 IN BLOCK 95 OF ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, AND LYING BELOW AN ELEVATION OF 52.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE ALONG SAID CENTERLINE OF SAID 1.00 FOOT BRICK WALL, A DISTANCE OF 267.99 FEET TO THE POINT OF BEGINNING; THENCE NORTHWESTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE, AT AN ANGLE OF 57 DEGREES, 28 MINUTES, 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK

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LINE, 4.79 FEET TO THE EXTENSION SOUTHWESTERLY OF THE CENTERLINE OF SAID 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 92 DEGREES, 26 MINUTES, 26 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 8.06 FEET TO THE POINT OF BEGINNING.

PARCEL 10: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 5, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN ASSESSOR’S PLAT OF LOTS 5 AND 6 IN BLOCK 95 OF ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, AND LYING ABOVE AN ELEVATION OF 52.00 FEET, AND BELOW AN ELEVATION OF 77.00 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY, AT AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE ALONG SAID CENTERLINE OF SAID 1.00 FOOT BRICK WALL, A DISTANCE OF 267.99 FEET TO THE POINT OF BEGINNING; THENCE NORTHWESTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE AT AN ANGLE OF 57 DEGREES, 28 MINUTES, 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 4.79 FEET TO THE EXTENSION SOUTHWESTERLY OF THE CENTERLINE OF SAID 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 92 DEGREES, 26 MINUTES, 26 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 8.06 FEET TO THE POINT OF BEGINNING.

PARCEL 11: (NORTHERN CATALOG BUILDING)

THAT PART OF LOT 5, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN ASSESSOR’S PLAT OF LOTS 5 AND 6 IN BLOCK 95 OF ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, AND LYING ABOVE AN ELEVATION OF 77.00 FEET, AND BELOW AN ELEVATION OF 89.50 FEET, CITY OF CHICAGO DATUM, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 415.68 FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, BEING ALSO THE EXTENSION NORTHEASTERLY OF

THE CENTERLINE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY AT AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE ALONG SAID CENTERLINE OF SAID 1.00 FOOT BRICK WALL, A DISTANCE OF 267.99 FEET TO THE POINT OF BEGINNING; THENCE NORTHWESTERLY AT AN ANGLE OF 149 DEGREES, 54 MINUTES, 45 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 9.55 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO

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RIVER; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE AT AN ANGLE OF 57 DEGREES, 28 MINUTES 1 19 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHEASTERLY DOCK LINE, 4.79 FEET TO THE EXTENSION SOUTHWESTERLY OF THE CENTERLINE OF SAID 1.00 FOOT BRICK WALL; THENCE NORTHEASTERLY AT AN ANGLE OF 92 DEGREES, 26 MINUTES, 26 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID CENTERLINE, 8.06 FEET TO THE POINT OF BEGINNING.

PARCEL 12: (SOUTHERN CATALOG BUILDING)

THAT PART OF LOTS 2, 3 AND 4, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN BLOCK 95 OF ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF LOT 4; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY LINES OF SAID LOTS 4, 3 AND 2, A DISTANCE OF 155.14 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SAID LOT 2; THENCE SOUTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS FROM SOUTHEAST TO SOUTHWEST WITH THE LAST DESCRIBED SOUTHWESTERLY LINE, SAID LINE ALSO BEING THE CENTERLINE OF A 12-INCH THICK BRICK WALL AND THE EXTENSION THEREOF, A DISTANCE OF 267.99 FEET TO THE SOUTH LINE OF LOT 4; THENCE EAST ALONG THE SOUTH LINE OF LOT 4, A DISTANCE OF 309.47 FEET TO THE POINT OF BEGINNING.

PARCEL 13: (SOUTHERN CATALOG BUILDING)

THAT PART OF LOTS 5 AND 6, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN BLOCK 95 OF ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 6; THENCE NORTH ALONG THE EAST LINE OF SAID LOTS 6 AND 5, BEING ALSO THE WEST LINE OF LARRABEE STREET, A DISTANCE OF 330.60 FEET TO THE INTERSECTION WITH THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE, BEING ALSO THE NORTHEASTERLY LINE OF SAID LOT 5, A DISTANCE OF 260.55 FEET TO A POINT ON THE NORTHEAST CORNER OF LOT 5; THENCE WESTERLY ALONG THE NORTH LINE OF LOT 5, A DISTANCE OF 309.47 FEET; THENCE SOUTHWESTERLY ON AN ANGLE TO THE LEFT OF 30 DEGREES, 05 MINUTES, 15 SECONDS, A DISTANCE OF 8.06 FEET TO SAID DOCK LINE; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE, A DISTANCE OF 174.59 FEET TO A BEND; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE, A DISTANCE OF 207.60 FEET TO A BEND; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE, A DISTANCE OF 231.32 FEET TO THE SOUTH LINE OF SAID LOT 6, BEING ALSO THE NORTH LINE OF WEST CHICAGO AVENUE; THENCE EAST ALONG SAID LINE, A DISTANCE OF 203.28 FEET TO THE POINT OF BEGINNING, EXCEPTING THEREFROM THE EAST 32.00 FEET OF LOT 5 AND THE EAST 50.00 FEET OF LOT 6.

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PARCEL 14: (SOUTHERN CATALOG BUILDING)

THAT PART OF LOT 5 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, SITUATED IN THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTH LINE OF LOT 5 AT A POINT, 32.0 FEET WEST OF THE SOUTHEAST CORNER THEREOF AND RUNNING; THENCE NORTH PARALLEL WITH AND 32.0 FEET WEST OF THE EAST LINE OF SAID LOT, A DISTANCE OF 158.12 FEET TO THE SOUTHWESTERLY LINE OF HAWTHORNE AVENUE; THENCE SOUTHEASTERLY ALONG THE SOUTHWEST LINE OF HAWTHORNE AVENUE, A DISTANCE OF 64.0 FEET TO THE EAST LINE OF SAID LOT 5; THENCE SOUTH ALONG SAID EAST LINE OF SAID LOT 5, A DISTANCE OF 102.70 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE WEST ALONG THE SOUTH LINE OF SAID LOT 5, A DISTANCE OF 32.0 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 15: (SOUTHERN CATALOG BUILDING)

THAT EAST 50.00 FEET OF LOT 6 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, BEING A PORTION OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

BUT EXCEPTING FROM THE AFORESAID PARCELS 3, 6 AND 9, THE PROPERTY BOUNDED AND DESCRIBED AS FOLLOWS:

THAT PART OF LOTS 1, 2, 3, 4 AND 5 IN BLOCK 95, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; TOGETHER WITH LOTS 24, 25, 26 AND A PART OF LOT 23 IN BLOCK 96, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; TOGETHER WITH VACATED BRANCH STREET LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING ABOVE AN ELEVATION OF 4.00 FEET (BEING THE FINISHED SURFACE OF THE RIVER WALK) AND BELOW AN ELEVATION OF 17.25 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT, 816.84 (816.68 MEASURED) FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, THAT POINT BEING ALSO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY WITH AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE AND ALONG SAID NORTHWESTERLY FACE, 104.87 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.53 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY FACE PERPENDICULAR TO THE LAST DESCRIBED LINE 124.71 FEET TO THE WEST FACE OF A WALL AND THE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG SAID WEST FACE, BEING ON A LINE FORMING AN ANGLE OF 89 DEGREES, 52 MINUTES, 22 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 123.29 FEET TO A POINT TO BE REFERRED TO AS “POINT A”; THENCE FOLLOWING THE

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FACE OF THE WALL; THENCE NORTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.38 FEET TO A BEND POINT IN SAID WALL; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 50.58 FEET; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.37 FEET; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 225.89 FEET TO THE CENTERLINE OF A 1.00 FOOT BRICK WALL, (SAID POINT BEING 241.58 FEET WEST ALONG THE CENTERLINE OF SAID WALL OF THE WEST LINE OF NORTH KINGSBURY STREET); THENCE SOUTHWESTERLY ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE TO THE LEFT WITH THE LAST DESCRIBED LINE OF 90 DEGREES, 04 MINUTES, 48 SECONDS, 34.00 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER TO A POINT TO BE REFERRED TO AS “POINT B”; THENCE NORTHWESTERLY ALONG SAID DOCK LINE, BEING A LINE FORMING AN ANGLE OF 92 DEGREES, 05 MINUTES, 27 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 8.08 FEET TO A BEND POINT, SAID BEND POINT TO BE REFERRED TO AS “POINT C”; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 176 DEGREES, 11 MINUTES, 31 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 252.49 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 173 DEGREES, 39 MINUTES, 01 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 140.75 FEET TO THE NORTH FACE AND ITS EXTENSION OF A BRICK WALL; THENCE NORTHEASTERLY 19.53 FEET TO THE POINT OF BEGINNING; ALSO THAT PART OF SAID LOTS LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, DESCRIBED AS FOLLOWS: COMMENCING AT THE AFORESAID POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE 123.29 FEET TO THE AFORESAID “POINT A” AND POINT OF BEGINNING; THENCE NORTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.38 FEET TO A BEND POINT IN SAID WALL; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 50.58 FEET; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 89.05 FEET; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.33 FEET; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.50 FEET; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.91 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY DOCK LINE, BEING A LINE FORMING AN ANGLE OF 88 DEGREES, 21 MINUTES, 46 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 139.14 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 173 DEGREES, 39 MINUTES, 01 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 60.50 FEET; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 97 DEGREES, 59 MINUTES, 14 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 15.26 FEET; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 43.87 FEET; THENCE NORTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.42 FEET TO THE AFORESAID “POINT A” AND POINT OF BEGINNING; ALSO THAT PART OF SAID LOTS LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, DESCRIBED AS FOLLOWS: BEGINNING AT THE AFORESAID “POINT B”; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, 8.08 FEET TO THE AFORESAID “POINT C”; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 176 DEGREES, 11 MINUTES, 31 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, AND ALONG THE AFORESAID NORTHEASTERLY DOCK LINE, 50.45 FEET; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 91 DEGREES, 38 MINUTES, 14 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 29.04

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FEET; THENCE SOUTHEASTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 58.46 FEET TO THE CENTERLINE AND ITS EXTENSION OF THE AFORESAID BRICK WALL; THENCE SOUTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 90 DEGREES, 04 MINUTES, 48 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 30.17 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

BUT EXCEPTING FROM THE AFORESAID PARCELS 12 AND 13, THE PROPERTY BOUNDED AND DESCRIBED AS FOLLOWS:

THAT PART OF LOTS 4, 5 AND 6 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 4.00 FEET (BEING THE FINISHED SURFACE OF THE RIVER WALK) AND BELOW AN ELEVATION OF 17.25 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING A POINT ON THE NORTH RIGHT OF WAY LINE OF CHICAGO AVENUE, BEING DISTANT ALONG SAID RIGHT OF WAY LINE 172.37 FEET WEST OF THE WEST LINE OF NORTH LARRABEE STREET; THENCE NORTHERLY, ON A LINE FORMING AN ANGLE OF 90 DEGREES, 38 MINUTES, 47 SECONDS TO THE LEFT WITH SAID NORTH RIGHT OF WAY LINE, 55.46 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTHERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 87.15 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTHERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 57.11 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 149 DEGREES, 29 MINUTES, 58 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 58.09 FEET TO A BEND POINT; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.58 FEET TO A BEND POINT; THENCE NORTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 122.50 FEET TO A BEND POINT, SAID POINT TO BE REFERRED TO AS “POINT A”; THENCE SOUTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.08 FEET TO A BEND POINT, SAID POINT TO BE REFERRED TO AS “POINT B”; THENCE NORTHWESTERLY PERPENDICULAR TO THE LAST DESCRIBED LINE, 211.72 FEET TO THE CENTERLINE OF A 1.00 FOOT BRICK WALL, (SAID POINT BEING 245.00 FEET WEST OF THE WEST LINE OF NORTH KINGSBURY STREET, AS MEASURED ALONG SAID CENTERLINE BEING A LINE FORMING AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS FROM SOUTHEAST TO SOUTHWEST WITH THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT ON SAID SOUTHWESTERLY LINE 415.69 FEET, AS MEASURED ALONG SAID SOUTHWESTERLY LINE, NORTHWESTERLY FROM ITS INTERSECTION WITH THE WEST LINE OF NORTH LARRABEE STREET); THENCE SOUTHWESTERLY ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE OF 90 DEGREES, 08 MINUTES, 23 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.58 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE, AT AN ANGLE OF 87 DEGREES, 54 MINUTES, 34 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 181.53 FEET; THENCE CONTINUING SOUTHEASTERLY ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 178 DEGREES, 39 MINUTES, 02 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE,

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200.22 FEET; THENCE CONTINUING, SOUTHEASTERLY ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 154 DEGREES, 49 MINUTES, 20 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 231.02 FEET TO THE NORTH LINE OF CHICAGO AVENUE; THENCE EASTERLY ALONG SAID NORTH LINE, 32.28 FEET TO THE POINT OF BEGINNING; ALSO THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS; COMMENCING AT THE INTERSECTION OF THE NORTHEASTERLY DOCK LINE OF THE CHICAGO RIVER AND THE NORTH LINE OF CHICAGO AVENUE (SAID POINT BEING 204.65 FEET WEST OF THE WEST LINE OF LARRABEE STREET); THENCE NORTHWESTERLY ALONG SAID DOCK LINE, 17.54 FEET TO THE NORTH FACE AND ITS EXTENSION OF A WALL AND THE POINT OF BEGINNING; THENCE EASTERLY, ALONG SAID NORTH FACE, BEING ON A LINE FORMING AN ANGLE OF 81 DEGREES, 22 MINUTES, 38 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 25.91 FEET TO THE WEST FACE OF A WALL; THENCE NORTHERLY ALONG SAID WEST FACE PERPENDICULAR TO THE LAST DESCRIBED LINE, 46.76 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 12.02 FEET TO A BEND POINT; THENCE NORTHERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 87.15 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTH ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 57.11 FEET TO A BEND POINT; THENCE NORTHWESTERLY ALONG A LINE FORMING AN ANGLE OF 149 DEGREES, 29 MINUTES, 58 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 58.09 FEET TO A BEND POINT; THENCE SOUTHWESTERLY ALONG THE FACE OF A WALL AND ITS EXTENSION, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.23 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY ALONG SAID DOCK LINE AT AN ANGLE OF 86 DEGREES, 42 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 47.09 FEET TO A BEND POINT; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 154 DEGREES, 49 MINUTES, 20 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 213.48 FEET TO THE POINT OF BEGINNING; ALSO THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE AFORESAID “POINT A”; THENCE SOUTHWESTERLY 9.08 FEET TO THE AFORESAID “POINT B” AND THE POINT OF BEGINNING; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 105.00 FEET; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.92 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 88 DEGREES, 02 MINUTES, 57 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 74.66 FEET; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 178 DEGREES, 39 MINUTES, 02 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.43 FEET; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 93 DEGREES, 18 MINUTES, 00 SECOND TO THE RIGHT WITH THE LAST DESCRIBED LINE, 22.63 FEET TO THE POINT OF BEGINNING; ALSO THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE AFORESAID “POINT A”; THENCE SOUTHWESTERLY 9.08 FEET TO THE AFORESAID “POINT B”; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 157.50 FEET TO THE

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POINT OF BEGINNING; THENCE CONTINUING NORTHWESTERLY ALONG THE PROJECTION OF THE LAST DESCRIBED LINE, 54.22 FEET TO THE CENTERLINE OF THE AFORESAID 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE OF 90 DEGREES, 08 MINUTES, 23 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.58 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 87 DEGREES, 54 MINUTES, 34 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 54.33 FEET; THENCE NORTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 91 DEGREES, 57 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 28.71 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 17:

THAT PART OF PETER HUGEL’S SUBDIVISION AND OF J. L. WILSON’S ADDITION, BEING A SUBDIVISION OF LOT 11 IN SAID PETER HUGEL’S SUBDIVISION AND OF MACKUBIN’S SUBDIVISION, ALL IN THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING ON THE EAST LINE OF NORTH LARRABEE STREET AT A POINT WHICH IS 409 FEET NORTH FROM THE SOUTHWEST CORNER OF LOT 10 IN J. L. WILSON’S ADDITION AFORESAID AND THE NORTHEAST CORNER OF SAID NORTH LARRABEE STREET AND WEST CHICAGO AVENUE AND RUNNING; THENCE SOUTHEASTWARDLY ALONG A STRAIGHT LINE, A DISTANCE OF 120.37 FEET TO A POINT WHICH IS 8 FEET MEASURED PERPENDICULARLY EAST FROM THE EAST LINE OF NORTH LARRABEE STREET AFORESAID AND THE WEST LINE OF LOT 12 IN PETER HUGEL’S SUBDIVISION AFORESAID; THENCE SOUTH ALONG A LINE WHICH IS 8 FEET MEASURED PERPENDICULARLY EAST FROM AND PARALLEL WITH THE EAST LINE OF NORTH LARRABEE STREET AFORESAID A DISTANCE OF 171.80 FEET TO A POINT; THENCE EAST ALONG A STRAIGHT LINE WHICH FORMS THE CLOCKWISE ANGLE OF 90 DEGREES 34 MINUTES 39 SECONDS, FROM NORTH TO EAST, WITH THE LAST DESCRIBED LINE, A DISTANCE OF 23.64 FEET TO A POINT; THENCE NORTH ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 1.59 FEET TO A POINT ON THE CENTER LINE OF AN EXISTING EXPANSION JOINT; THENCE EAST ALONG A STRAIGHT LINE, BEING THE CENTER LINE OF AN EXISTING EXPANSION JOINT, PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 95.34 FEET TO THE POINT OF INTERSECTION OF SAID STRAIGHT LINE WITH THE SOUTHERLY EXTENSION OF THE WEST LINE OF THE ALLEY AS SHOWN BY THE PLAT OF SAID ALLEY RECORDED ON SEPTEMBER 22, 1910, AS DOCUMENT 4630739; THENCE NORTH ALONG SAID SOUTHERLY EXTENSION AND ALONG SAID WEST LINE OF THE ALLEY AS SHOWN BY THE PLAT OF SAID ALLEY RECORDED ON SEPTEMBER 22, 1910, AS DOCUMENT 4630739, A DISTANCE OF 337.02 TO THE POINT OF INTERSECTION OF SAID WEST LINE OF THE ALLEY WITH THE NORTH LINE OF LOT 13 IN PETER HUGEL’S SUBDIVISION AFORESAID; THENCE WEST ALONG THE NORTH LINE OF SAID LOT 13 IN PETER HUGEL’S SUBDIVISION, A DISTANCE OF 127.00 FEET TO THE EAST LINE OF LARRABEE STREET; THENCE SOUTH ALONG SAID EAST LINE OF NORTH LARRABEE STREET, A DISTANCE OF 47.15 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

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EXHIBIT A-2

LEGAL DESCRIPTION—EQC TRUST PROPERTY

PARCEL 19: (NORTHERN CATALOG BUILDING RIVERWALK)

THAT PART OF LOTS 1, 2, 3, 4 AND 5 IN BLOCK 95 LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER TOGETHER WITH LOTS 24, 25, 26 AND A PART OF LOT 23, IN BLOCK 96, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER TOGETHER WITH VACATED BRANCH STREET LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER IN ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING ABOVE AN ELEVATION OF 4.00 FEET (BEING THE FINISHED SURFACE OF THE RIVER WALK) AND BELOW AN ELEVATION OF 17.25 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT 816.84 (816.68 MEASURED) FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, THAT POINT BEING ALSO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE CONCRETE COLUMNS; THENCE SOUTHWESTERLY WITH AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE, 104.87 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF A BRICK WALL; THENCE SOUTHEASTERLY, ALONG THE WESTERLY FACE OF SAID BRICK WALL, AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.53 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL, THENCE SOUTHWESTERLY, ALONG SAID NORTHWESTERLY FACE, PERPENDICULAR TO THE LAST DESCRIBED LINE 124.71 FEET TO THE WEST FACE OF A WALL, AND THE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG SAID WEST, FACE BEING ON A LINE FORMING AN ANGLE OF 89 DEGREES, 52 MINUTES, 22 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 123.29 FEET TO A POINT TO BE REFERRED TO AS POINT “A”; THENCE FOLLOWING THE FACE OF THE WALL, NORTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.38 FEET TO A BEND POINT IN SAID WALL; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 50.58 FEET; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.37 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 225.89 FEET TO THE CENTER LINE OF A 1.00 FOOT BRICK WALL (SAID POINT BEING 241.58 FEET WEST OF THE WEST LINE OF NORTH KINGSBURY STREET); THENCE SOUTHWESTERLY, ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE TO THE LEFT WITH THE LAST DESCRIBED LINE OF 90 DEGREES, 04 MINUTES, 48 SECONDS, 34.00 FEET TO THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER TO A POINT TO BE REFERRED TO AS POINT “B”; THENCE NORTHWESTERLY, ALONG SAID DOCK LINE, BEING A LINE FORMING AN ANGLE OF 92 DEGREES, 05 MINUTES, 27 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 8.08 FEET TO A BEND POINT, SAID BEND POINT TO BE REFERRED TO AS POINT “C”; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 176 DEGREES, 11 MINUTES, 31 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 252.49 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 173 DEGREES, 39 MINUTES, 01 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 140.75 FEET TO THE NORTH FACE AND ITS EXTENSION OF A BRICK WALL; THENCE NORTHEASTERLY 19.53 FEET TO THE POINT OF BEGINNING, ALSO:

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THAT PART OF SAID LOTS LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, DESCRIBED AS FOLLOWS; COMMENCING AT THE AFORESAID POINT OF BEGINNING; THENCE SOUTHEASTERLY, ALONG A LINE 123.29 FEET TO THE AFORESAID POINT “A” AND POINT OF BEGINNING; THENCE NORTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.38 FEET TO A BEND POINT IN SAID WALL; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 50.58 FEET; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 89.05 FEET; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.33 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.50 FEET; THENCE SOUTHWESTERLY, 21.91 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE NORTHWESTERLY, ALONG SAID NORTHEASTERLY DOCK LINE, BEING A LINE FORMING AN ANGLE OF 88 DEGREES, 21 MINUTES, 46 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 139.14 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 173 DEGREES, 39 MINUTES, 01 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 60.50 FEET; THENCE NORTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 97 DEGREES, 59 MINUTES, 14 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 15.26 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 43.87 FEET; THENCE NORTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.42 FEET TO THE AFORESAID POINT “A” AND POINT OF BEGINNING, ALSO:

THAT PART OF SAID LOTS LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, DESCRIBED AS FOLLOWS; BEGINNING AT THE AFORESAID POINT “B”; THENCE NORTHWESTERLY, 8.08 FEET TO THE AFORESAID POINT “C”, THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 176 DEGREES, 11 MINUTES, 31 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, AND ALONG THE AFORESAID NORTHEASTERLY DOCK LINE, 50.45 FEET; THENCE NORTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 91 DEGREES, 38 MINUTES, 14 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 29.04 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 58.46 FEET TO THE CENTERLINE AND ITS EXTENSION OF THE AFORESAID BRICK WALL; THENCE SOUTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 90 DEGREES, 04 MINUTES, 48 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 30.17 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 20: (ADJOINING RIVERWALK PARCEL)

THAT PART OF LOTS 21, 22 AND 23 IN BLOCK 96 IN ELSTON’S ADDITION TO CHICAGO, A SUBDIVISION IN THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, LYING BETWEEN THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE NORTH BRANCH OF THE CHICAGO RIVER, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING ON THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT 816.68 (816.84 DEED) FEET NORTHWESTERLY OF THE INTERSECTION OF SAID SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AND THE WEST LINE OF NORTH LARRABEE STREET, SAID POINT BEING ALSO THE EXTENSION NORTHEASTERLY OF THE NORTHWESTERLY FACE OF FIVE (5) CONCRETE COLUMNS; THENCE SOUTHWESTERLY, AT AN ANGLE OF 89 DEGREES, 49 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST

A-2-2

DESCRIBED LINE, AND ALONG SAID NORTHWESTERLY FACE 104.87 FEET TO THE NORTHERLY EXTENSION OF THE WEST FACE OF THE BRICK WALL; THENCE SOUTHEASTERLY ALONG THE WESTERLY FACE OF SAID BRICK WALL 1 AT AN ANGLE OF 90 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 1.53 FEET TO THE NORTHWESTERLY FACE OF A 1.00 FOOT BRICK WALL; THENCE SOUTHWESTERLY, ALONG SAID NORTHWESTERLY FACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, A DISTANCE OF 117.38 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTHWESTERLY ALONG THE LAST DESCRIBED LINE 26.86 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE NORTHWESTERLY AT AN ANGLE OF 82 DEGREES, 08 MINUTES, 24 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, AND ALONG SAID NORTHEASTERLY DOCK LINE, 0.99 FEET; THENCE CONTINUING ALONG SAID DOCK LINE, AT AN ANGLE OF 178 DEGREES, 24 MINUTES, 38 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 119.19 FEET; THENCE NORTHEASTERLY AT AN ANGLE OF 99 DEGREES, 34 MINUTES, 36 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 31.44 FEET; THENCE SOUTHEASTERLY AT AN ANGLE OF 80 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, A DISTANCE OF 95.18 FEET; THENCE SOUTHWESTERLY AT AN ANGLE OF 100 DEGREES, 07 MINUTES, 04 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 8.07 FEET; THENCE SOUTHEASTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 24.82 FEET TO THE POINT OF BEGINNING.

PARCEL 21: (SOUTHERN CATALOG BUILDING RIVERWALK)

THAT PART OF LOTS 4, 5 AND 6 IN BLOCK 95 IN ELSTON’S ADDITION TO CHICAGO, IN SECTION 4, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER, LYING ABOVE AN ELEVATION OF 4.00 FEET (BEING THE FINISHED SURFACE OF THE RIVER WALK) AND BELOW AN ELEVATION OF 17.25 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST FACE OF A WALL AND THE NORTH RIGHT OF WAY LINE OF CHICAGO AVENUE, BEING A POINT 172.37 FEET WEST OF THE WEST LINE OF NORTH LARRABEE STREET; THENCE NORTHERLY, ALONG SAID WEST FACE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE OF 90 DEGREES, 38 MINUTES, 47 SECONDS TO THE LEFT WITH SAID NORTH RIGHT OF WAY LINE, 55.46 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTHERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 87.15 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTHERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 57.11 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 149 DEGREES, 29 MINUTES, 58 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 58.09 FEET TO A BEND POINT; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.58 FEET TO A BEND POINT; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 122.50 FEET TO A BEND POINT, SAID POINT TO BE REFERRED TO AS POINT “A”; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.08 FEET TO A BEND POINT, SAID POINT TO BE REFERRED TO AS POINT “B”; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 211.72 FEET

A-2-3

TO THE CENTER LINE OF A 1.00 FOOT BRICK WALL (SAID POINT BEING 245.00 FEET WEST OF THE WEST LINE OF NORTH KINGSBURY STREET AS MEASURED ALONG SAID CENTERLINE BEING A LINE FORMING AN ANGLE OF 89 DEGREES, 55 MINUTES, 12 SECONDS FROM SOUTHEAST TO SOUTHWEST WITH THE SOUTHWESTERLY LINE OF NORTH KINGSBURY STREET AT A POINT ON SAID SOUTHWESTERLY LINE 415.69 FEET, AS MEASURED ALONG SAID SOUTHWESTERLY LINE PARCEL, NORTHWESTERLY FROM ITS INTERSECTION WITH THE WEST LINE OF NORTH LARRABEE STREET); THENCE SOUTHWESTERLY, ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE OF 90 DEGREES, 08 MINUTES, 23 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.58 FEET TO THE NORTHEASTERLY DOCK LINE OF THE NORTH BRANCH OF THE CHICAGO RIVER; THENCE SOUTHEASTERLY, ALONG SAID DOCK LINE, AT AN ANGLE OF 87 DEGREES, 54 MINUTES, 34 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 181.53 FEET; THENCE CONTINUING SOUTHEASTERLY, ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 178 DEGREES 1 39 MINUTES, 02 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 200.22 FEET; THENCE CONTINUING, SOUTHEASTERLY, ALONG SAID NORTHEASTERLY DOCK LINE AT AN ANGLE OF 154 DEGREES, 49 MINUTES, 20 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 231.02 FEET TO THE NORTH LINE OF CHICAGO AVENUE; THENCE EASTERLY, ALONG SAID NORTH LINE, 32.28 FEET TO THE POINT OF BEGINNING, ALSO: THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE NORTHEASTERLY DOCK LINE OF THE CHICAGO RIVER AND THE NORTH LINE OF CHICAGO AVENUE (SAID POINT BEING 204.65 FEET WEST OF THE WEST LINE OF LARRABEE STREET); THENCE NORTHWESTERLY, ALONG SAID DOCK LINE, 17.54 FEET TO THE NORTH FACE AND ITS EXTENSION OF A WALL AND THE POINT OF BEGINNING; THENCE EASTERLY, ALONG SAID NORTH FACE, BEING ON A LINE FORMING AN ANGLE OF 81 DEGREES, 22 MINUTES, 38 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 25.91 FEET TO THE WEST FACE OF A WALL; THENCE NORTHERLY, ALONG SAID WEST FACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 46.76 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 12.02 FEET TO A BEND POINT; THENCE NORTHERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 87.15 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 24.75 FEET TO A BEND POINT; THENCE NORTH, ALONG A LINE FORMING AN ANGLE OF 135 DEGREES, 00 MINUTES, 00 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 57.11 FEET TO A BEND POINT; THENCE NORTHWESTERLY, ALONG A LINE FORMING AN ANGLE OF 149 DEGREES, 29 MINUTES, 58 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 58.09 FEET TO A BEND POINT; THENCE SOUTHWESTERLY, ALONG THE FACE OF A WALL AND ITS EXTENSION, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.23 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY, ALONG SAID DOCK LINE AT AN ANGLE OF 86 DEGREES, 42 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 47.09 FEET TO A BEND POINT; THENCE SOUTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 154 DEGREES, 49 MINUTES, 20 SECONDS TO THE LEFT WITH THE LAST DESCRIBED LINE, 213.48 FEET TO THE POINT OF BEGINNING, ALSO: THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE AFORESAID POINT “A”; THENCE SOUTHWESTERLY 9.08 FEET TO THE AFORESAID POINT “B” AND THE POINT OF

A-2-4

BEGINNING; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 105.00 FEET; THENCE SOUTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.92 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 88 DEGREES, 02 MINUTES, 57 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 74.66 FEET; THENCE SOUTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 178 DEGREES, 39 MINUTES, 02 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.43 FEET; THENCE NORTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 93 DEGREES, 18 MINUTES, 00 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 22.63 FEET TO THE POINT OF BEGINNING,

ALSO: THAT PART OF SAID LOTS 4, 5 AND 6, LYING ABOVE AN ELEVATION OF 17.25 FEET AND BELOW AN ELEVATION OF 35.00 FEET, CITY OF CHICAGO DATUM, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE AFORESAID POINT “A”; THENCE SOUTHWESTERLY 9.08 FEET TO THE AFORESAID POINT “B”; THENCE NORTHWESTERLY, PERPENDICULAR TO THE LAST DESCRIBED LINE, 157.50 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING NORTHWESTERLY, ALONG THE PROJECTION OF THE LAST DESCRIBED LINE, 54.22 FEET TO THE CENTER LINE OF THE AFORESAID 1.0 BRICK WALL; THENCE SOUTHWESTERLY, ALONG SAID CENTERLINE AND ITS EXTENSION, BEING A LINE FORMING AN ANGLE OF 90 DEGREES, 08 MINUTES, 23 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 30.58 FEET TO THE AFORESAID NORTHEASTERLY DOCK LINE; THENCE SOUTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 87 DEGREES, 54 MINUTES, 34 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 54.33 FEET; THENCE NORTHEASTERLY, ALONG A LINE FORMING AN ANGLE OF 91 DEGREES, 57 MINUTES, 14 SECONDS TO THE RIGHT WITH THE LAST DESCRIBED LINE, 28.71 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

BUT LESS AND EXCEPT FROM THE AFORESAID PARCELS 19, 20 AND 21, THE WESTERN 3 FEET OF SUCH PARCELS.

A-2-5

EXHIBIT B-3

LIST OF EXCLUDED TANGIBLE PERSONAL PROPERTY

NONE

B-3-1

EXHIBIT F-1

FORM OF SPECIAL WARRANTY DEED

THIS DOCUMENT WAS	)
PREPARED BY:	)
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)
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AFTER RECORDING RETURN TO:	)
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) (This space reserved for recording date)

SPECIAL WARRANTY DEED

, a                            (“Grantor”), whose mailing address is                                                                                            , for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid to the Grantor by                                                                 , a                                                         (“Grantee”), whose mailing address is                                                           , the receipt and sufficiency of such consideration being hereby acknowledged, does hereby CONVEY and WARRANT to Grantee, its successors and assigns, in fee simple, that certain real property being more particularly described in Exhibit A attached hereto and made a part hereof together with all appurtenances thereto and all improvements situated thereon and owned by Grantor (collectively, the “Property”); subject, however, to those matters described in Exhibit B attached hereto and made a part hereof.

TO HAVE AND TO HOLD the Property to Grantee, its successors and assigns, forever. Grantor hereby agrees to warrant and defend the Property, the whole or any part thereof, to Grantee, its successors and assigns, against all claims and demands whatsoever, brought by any person or persons lawfully claiming, by, through or under Grantor but not otherwise.

Permanent Index Number(s):

Address of Property:

F-1-1

EXECUTED this                day of                          , 2018, and EFFECTIVE upon delivery to Grantee.

GRANTOR:

, a

By:
Name:
Title:

STATE OF ILLINOIS	)
) ss
COUNTY OF	)

I, the undersigned, a Notary Public in and for the County of                       , in the State of Illinois, DO HEREBY CERTIFY that                                  personally known to me to be the                                                  of                                            , a                                          , the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that he/she signed and delivered the foregoing instrument as his/her free and voluntary act, for the uses and purposes therein set forth.

Given under my hand and official seal, this          day of                       , 2018.

Notary Public

Commission Expires:

Mail tax bills to:

F-1-2

EXHIBIT A

LEGAL DESCRIPTION

[The legal descriptions from Exhibits A-1 and A-2 to be inserted]

F-1-3

EXHIBIT G

BILL OF SALE AND GENERAL ASSIGNMENT

This instrument is executed and delivered to be effective as of               , 20  , by and between [SELLER] (“Seller”), and [PURCHASER] (“Purchaser”), covering the real property described in Exhibit A attached hereto (“Real Property”), commonly known as “[NAME]” (the “Building”).

1.             Sale of Personal Property.  For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Purchaser all of Sellers’ right, title, and interest in and to the Tangible Personal Property (as such term is defined in that certain Real Estate Sale Agreement for the Property, dated January 12, 2018, by and between Seller and Purchaser (as may have been amended from time to time, the “Agreement”)) owned by such Seller that is located on the Real Property and used solely in connection therewith but excluding (a) any and all computer hardware and software and (b) any item containing a logo, name or mark identifying Sellers or Sellers’ Affiliates as defined in the Agreement (hereinafter defined). All initially capitalized terms used but not defined herein shall have the meaning given to such term under the Agreement.

2.             Assignment.  For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Purchaser, to the extent applicable to the period from and after the date hereof, (i) all of Sellers’ right, title and interest in and to the Assignable Leases and security deposits (“Security Deposits”) described in Exhibit B attached hereto relating to the Real Property but reserving unto Seller all uncollected rent for the Building attributable to the period prior to the date hereof pursuant to Section 4.3. of the Agreement, (ii) the Taken Service Contracts described in Exhibit C attached hereto, (iii) the Assignable Construction Contracts described in Exhibit D attached hereto, and (iv) the Warranties described in Exhibit E attached hereto.  Purchaser hereby accepts such assignment and hereby assumes and agrees to be bound by and to perform, as of the date hereof, Sellers’ obligations, covenants and agreements under the Assignable Leases, Taken Service Contracts and Assignable Construction Contracts, and Purchaser further assumes all liability of Seller for the proper refund or return of the Security Deposits if, when, and as required by the terms of the Leases or otherwise by law.  In addition, Purchaser agrees to pay the brokerage fees and leasing commissions allocated to Purchaser as provided for in the Agreement.

3.             Exclusions.  Notwithstanding the foregoing, Seller hereby expressly excludes all property owned by tenants or other users or occupants of the Property, all rights with respect to any refund of taxes applicable to any period prior to the date hereof, all rights to any insurance proceeds or settlements for events occurring prior to the date hereof (subject to Section 5 of the Agreement), and all property owned by Sellers’ property manager.

4.             Successors and Assigns.  This instrument is binding upon, and shall inure to the benefit of Seller and Purchaser and their respective heirs, legal representatives, successors and assigns.

5.             Power and Authority.  Each of Purchaser and Seller represents and warrants to the other that it is fully empowered and authorized to execute and deliver this instrument, and that the individual signing this instrument on its behalf is fully empowered and authorized to do so.

6.             Attorneys’ Fees.  In the event of litigation between the parties with respect to this Assignment, the prevailing party therein shall be entitled to recover from the losing party all of its costs of enforcement and litigation, including, but not limited to, its reasonable attorneys’ and paralegal fees, witness fees, court reporters’ fees and other costs of suit.

7.             Limitations on Liability.  Sellers’ liability hereunder shall, at all times, be subject to the limitations set forth in Section 10 of the Agreement.

8.             Counterparts.  This Assignment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[signature page follows next]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed effective as of the date written above.

SELLER:	[SELLER]

By:
Name:
Its:

PURCHASER:	[PURCHASER]

By:
Name:
Its:

EXHIBIT H

NOTICE TO TENANTS

, 20

Re:          Sale of [NAME], [CITY], [STATE] (the “Property”)

Dear Tenant:

This is to notify you that the Property has been sold to [PURCHASER] (“Purchaser”) and that                              has been retained by the Purchaser as managing agent of the building.  Any security or other deposits and any prepaid rents under your lease have been transferred to the new owner.

Effective immediately, all rental payments, notices to the Landlord, and correspondence pursuant to your lease should be mailed to such address as Purchaser may direct in a separate notice.

Very truly yours,
[SELLER]

By:
Name:
Its:

H-1

EXHIBIT I

NOTICE TO VENDORS

, 20

Re:          Sale of [NAME], [CITY], [STATE] (the “Property”)

Dear Contractor:

This is to notify you that the Property has been sold to [PURCHASER] (“Purchaser”).  Purchaser has assumed all of the obligations of the undersigned under the contract with you as of the date hereof.  All notices to Purchaser should be sent to Purchaser in the manner provided to such address as Purchaser may direct in a separate notice.

Very truly yours,
[SELLER]

By:
Name:
Its:

I-1

EXHIBIT J

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.                 , a                       (“Transferor”), is the owner for U.S. tax purposes of the property commonly known as                   .  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Transferor, the undersigned hereby certifies the following on behalf of Transferor:

1.             Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.             Transferor’s U. S. employer identification number is            ;

3.             Transferor’s office address is Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606; and

4.             Transferor is not a “disregarded entity” as defined in IRS Regulation 1.1445-2(b)(2)(iii).

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

[TRANSFEROR]

By:
Name:
Its:

J-1

EXHIBIT Q

FORM OF BULK SALES INDEMNITY AGREEMENT

INDEMNITY AGREEMENT

The undersigned does  hereby  agree  to  indemnify  and hold                  (“Purchaser”) harmless from and against, and shall reimburse Purchaser for any and all loss, claim, liability, damages, cost, expense, action or cause of action, arising from, out of or as a consequence of:

(a)           the undersigned’s failure to pay any taxes or other amounts due to the State of Illinois, County of Cook or City of Chicago for which Purchaser is made liable under the Bulk Sales Laws (as defined herein); and

(b)           the undersigned’s failure to deliver to Purchaser, prior to the date hereof, a release of Bulk Sales Stop Order, or any equivalent document (“Release”), which states that the Purchaser is not required to withhold any amount  of  the purchase price for the purchase of the property legally described in Exhibit  A hereto in Chicago, Illinois, pursuant  to the “bulk sales” provisions of the Illinois Retailers Occupation Tax Act, 35 ILCS 120/1 et seq., the Illinois Income Tax Act, 35 ILCS 5/101 et seq. Section  34-92 of the Code of Ordinances of Cook County, Illinois and the Chicago Revenue Ordinance,  Chapter 3-4 of the Chicago Municipal Code (collectively, the “Bulk Sales Laws”); and

(c)           any interest, penalties, fees or costs incurred by Purchaser in connection with the items referenced in (a) and (b) above, including any attorneys’ fees and costs incurred by Purchaser in the defense of any action brought against Purchaser pursuant to the Bulk Sales Laws.

This Indemnification shall become null and void upon the presentation by the undersigned to Purchaser of said Release.

Date:                                   , 20

[APPLICABLE SELLER/SELLERS]

By:
Name:
Its:

Q-1